UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
PTC Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ptc

DIGITAL TRANSFORMS PHYSICAL

PROXY STATEMENT

2024

NOTICE OF ANNUAL STOCKHOLDERS' MEETING

ptc.com

ABOUT PTC
At PTC, we don’t just imagine a better world, we help create it.
Our software is used by manufacturing companies to design, manufacture, and service products that we rely on to enrich our lives every day. While our customers range from industrial giants to startups, they have one thing in common: products — cars, medical devices, wind turbines, computers, and so much more. Our digital technologies provide the backbone to transform how these physical products are engineered, made, and serviced with excellence, efficiency, sustainability, and the customer experience in mind.
Our broad software portfolio includes market-leading computer-aided design and product lifecycle management technologies. With PTC technologies, companies are able to innovate faster, operate more efficiently, and differentiate after-market service. Each of our technologies on its own can be transformational. When used together, our technologies help companies develop a digital thread across their operations, enabling them to enhance the customer experience, create new product offerings and business models, and improve efficiency and productivity.

PTC at a Glance

MESSAGE FROM OUR LEAD INDEPENDENT DIRECTOR
JANICE CHAFFIN LEAD INDEPENDENT DIRECTOR	Dear Fellow Stockholders,

On February 14, 2024, the day of the Company’s Annual Stockholders’ Meeting, Neil Barua will succeed Jim Heppelmann as Chief Executive Officer of PTC. At that time, Jim will also transition from the Board. Neil’s appointment is the culmination of the Board’s comprehensive succession planning process to ensure leadership continuity and position PTC for continued growth.

PTC first announced the Board’s CEO succession plan in July 2023. Since that time, Neil and Jim have run the business together and have met with customers, employees, investors, and partners around the world. The Board is pleased with how professional and orderly the succession process has been and we look forward to the future of PTC under Neil’s leadership.

The Board sincerely thanks Jim for all his contributions to PTC and congratulates him on a distinguished career. Over his 26 years with the company, including the last 13 as CEO, Jim’s visionary leadership helped transform all aspects of PTC and drove long-term value for shareholders. We wish Jim and his family well as they begin this next chapter in life.

As we look forward, we are confident that PTC has never been in a better position to deliver value to our customers and shareholders.
On behalf of our entire organization, we thank you for your support and we look forward to seeing you at our Annual Meeting on February 14.
Sincerely,
Janice Chaffin Lead Independent Director
January 3, 2024

NOTICE OF 2024 ANNUAL STOCKHOLDERS’ MEETING
WHEN	WHERE	RECORD DATE
Wednesday, February 14, 2024 10:00 a.m., Boston Time	PTC Inc. 121 Seaport Boulevard Boston, MA 02210	All stockholders as of the record date, December 8, 2023, have the right to attend and vote at the Annual Stockholders’ Meeting.
Matters to Be Voted on at the Annual Meeting
Proposal		Board Recommendation
1	Elect nine directors to serve until the 2025 Annual Meeting of Stockholders	Vote FOR all director nominees
2	Advisory vote to approve the compensation of our named executive officers (Say-on-Pay)	Vote FOR
3	Advisory vote to confirm the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024	Vote FOR
Other matters that are properly brought before the meeting may also be considered.
In order to establish a quorum and facilitate the tabulation of votes, please vote before the meeting, even if you plan to attend the meeting.
For more information, see “Additional Meeting Information.”
HOW TO VOTE
ONLINE	BY MAIL	SCAN	BY PHONE
at www.proxyvote.com	if you received a printed version of these proxy materials	the QR code on your proxy card or notice using your mobile device	touch-tone if you received a printed version of these proxy materials
IMPORTANT NOTICE OF THE INTERNET AVAILABILITY OF PROXY MATERIALS
The Proxy Statement and our 2023 Annual Report are available to stockholders at proxyvote.com. We made this proxy statement available to stockholders beginning on January 3, 2024.

1	2023 HIGHLIGHTS
1	Business Performance Highlights
1	Sustainability Highlights
2	Proxy Summary
2	Director Nominees
3	Corporate Governance Highlights
3	Executive Compensation Highlights
4	2023 PricewaterhouseCoopers LLP Services and Fees
5	Corporate Governance and Board of Directors
5	Proposal 1 — Election of Directors
5	Board Leadership Structure
6	Snapshot of Board Composition
7	Specific Qualifications, Skills, and Experience
8	Board Diversity
9	Director Nominees
9	Independence of Our Directors
9	Biographies
14	Board and Committee Meetings and Attendance at the Annual Meeting
14	Director Election Process and Voting Standard
14	Board Evaluation Process
15	Director Nominations and Board Refreshment
15	Board Risk Oversight
17	The Committees of the Board
20	Director and Executive Officer Stock Ownership Requirements
20	No Hedging or Pledging of PTC Equity
20	Director Compensation
21	Director Compensation Table
22	Communications with the Board
23	Executive Compensation
23	Information About Our Executive Officers
25	Proposal 2 — Advisory Vote on the Compensation of Our Named Executive Officers
27	Compensation Discussion and Analysis
27	Our Compensation Philosophy
27	Our Compensation Design and Practices
29	FY2023 Performance-Based Compensation
32	FY2023 Compensation Decisions
34	How We Set Executive Compensation
35	Other Important Elements of Our Compensation Program
38	Annual Assessment of Risks Associated with Our Compensation Programs
39	Compensation Committee Report
40	Compensation Tables
40	Summary Compensation Table
41	Grants of Plan-Based Awards
42	Outstanding Equity Awards at Fiscal Year-End
44	Option Exercises and Stock Vested
44	Potential Payments Upon Termination or Change in Control
47	Pay Ratio Disclosure
48	Pay versus Performance Disclosure
50	Auditor Matters
50	Proposal 3 — Advisory Vote to Confirm the Selection of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for 2024
50	Engagement of Independent Auditor and Approval of Professional Services and Fees
52	PricewaterhouseCoopers LLP Services and Fees
53	Report of the Audit Committee
54	Information about PTC Common Stock Ownership
54	Stockholders Who Own at Least 5% of PTC
54	Stock Owned by Directors and Officers
55	Delinquent Section 16(a) Reports
56	Transactions with Related Persons
56	Review of Transactions with Related Persons
56	Transactions with Related Persons
57	Information about the Annual Meeting and Voting
57	General Information
60	Stockholder Proposals and Nominations
61	Help Us Reduce Our Environmental Impact
A-1	Appendix A — Operating and Non-GAAP Financial Measures
A-1	Operating Measure
A-1	Non-GAAP Financial Measures
A-2	Performance Measures Used under Our Executives’ Performance-Based Compensation
A-2	Calculations and Reconciliations

CAUTIONARY NOTE ABOUT
FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. In particular, statements that are not historical facts, including but not limited to, statements about our anticipated financial results, capital development and growth, as well as about the development of our products, markets and workforce, are forward-looking statements. These forward-looking statements are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions, whether in the negative or affirmative. Forward-looking statements are based on our current plans, expectations and assumptions and are not guarantees of future performance. Information about factors that could cause actual results to differ materially from those in the forward-looking statements can be found in PTC’s Annual Report on Form 10-K, Forms 10-Q and other filings with the U.S. Securities and Exchange Commission. We caution readers not to place undue reliance on any forward-looking statements, which only speak as of the date made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
WEBSITE REFERENCES
Website references included throughout this Proxy Statement are provided for convenience. The content on the referenced websites is not incorporated herein and is not part of this Proxy Statement.

2023 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Transactions with Related Persons	Annual Meeting Information	Appendix A
2023 HIGHLIGHTS
Business Performance Highlights
ARR	ARR CONSTANT CURRENCY	CASH FLOW FROM OPERATIONS	FREE CASH FLOW

$1.98B	$1.94B	$611M	$587M

ARR (Annual Run Rate) is the value of our portfolio of recurring revenue contracts at the end of the period. Free cash flow is cash flow from operations net of capital expenditures. These measures are described and reconciled in Appendix A.

Sustainability Highlights
COMPLETED FY2022 EMISSIONS BASELINE	RECOGNIZED AS A GREAT PLACE TO WORK IN 15 COUNTRIES
COMMITTED TO SBTi NEAR TERM AND NET ZERO REDUCTION TARGETS	BOARD DIVERSITY INCREASED AND NOW INCLUDES THREE WOMEN DIRECTORS AND THREE ETHNICALLY DIVERSE MEN

Our 2023 Impact Report shares more about our 2023 achievements and about our initiatives, progress, and work we’re doing to address the challenges we as a global community face.
Our 2023 Impact Report Appendix includes tabular reporting under the SASB Index, our Climate Risk Plan, our Carbon Footprint, and Employee Representation Data. Our most recent EEO-1 data will also be made available on our website when complete.

2024 PROXY STATEMENT	1

2023 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Transactions with Related Persons	Annual Meeting Information	Appendix A
PROXY SUMMARY
This summary highlights information contained elsewhere in this proxy statement and does not contain all the information you should consider. You should read the entire proxy statement before voting.
All references to 2023 and 2022 refer to PTC’s fiscal years ended September 30, 2023 and 2022, respectively, unless otherwise indicated.
Director Nominees
Name and Primary Occupation	Age	Director since	Independent	PTC Committee Memberships
				Audit	Compensation and People	Corporate Governance	Cybersecurity
Neil Barua CEO-Elect, PTC Inc.	46	2023
Mark Benjamin Former Chief Executive Officer, Nuance Communications	53	2021
Janice Chaffin Former Group President, Consumer Business Unit, Symantec	69	2013
Amar Hanspal Former Chief Executive Officer, Bright Machines; Former Co-CEO, Autodesk	60	2022
Michal Katz Head of Investment and Corporate Banking, Americas, Mizuho Financial Group	56	2022
Paul Lacy Former President, Kronos Incorporated	76	2009
Dr. Corinna Lathan Former Chief Executive Officer, AnthroTronix	56	2017
Janesh Moorjani Chief Financial Officer and Chief Operating Officer of Elastic N.V.	51	2023
Robert Schechter Former Chief Executive Officer, NMS Communications	75	2009
Total Meetings in 2023	Board — 5			8	4	4	4

Lead Independent Director	Committee Chair	Committee Member	Audit Committee Financial Expert

2	2024 PROXY STATEMENT

2023 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Transactions with Related Persons	Annual Meeting Information	Appendix A
Corporate Governance Highlights
See Corporate Governance and Board of Directors for more information about our board nominees and corporate governance practices.

Executive Compensation Highlights
ALIGNMENT OF EXECUTIVES AND SHAREHOLDERS
FY2023 TARGET COMPENSATION MIX
(1)
Average for our named executive officers other than Mr. Barua due to the fact he was not an executive officer until July 2023.

See Proposal 2, Compensation Discussion and Analysis, and Executive Compensation for more information about our executive compensation policies and practices.

2024 PROXY STATEMENT	3

2023 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Transactions with Related Persons	Annual Meeting Information	Appendix A
2023 PricewaterhouseCoopers LLP Services and Fees
$3,423,519 Audit + Audit-Related Fees	$978,132 Tax Preparation + Related Fees	$1,900,900 Other Tax + Reporting Software Fees
$6,302,551 Total PwC Fees

See Proposal 3 for more information about PricewaterhouseCoopers LLP’s services.

4	2024 PROXY STATEMENT

2023 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Transactions with Related Persons	Annual Meeting Information	Appendix A
CORPORATE GOVERNANCE AND BOARD
OF DIRECTORS
PROPOSAL 1

Election of Directors
The Board is elected by the shareholders to represent and protect their interest in PTC. The Board selects and oversees the members of senior management, who are responsible for conducting the business of PTC.

All director nominees are current directors of the company. Information about each of the director nominees, including their qualifications, skills and experience that led the Corporate Governance Committee and the Board to conclude that the director should serve as a director of the company, is discussed below. Information about their PTC stock ownership is set forth in Information about PTC Common Stock Ownership — Stock Owned by Directors and Officers.

The Board of Directors recommends that you vote FOR the election of all director nominees.
Board Leadership Structure
JAMES HEPPELMANN
Chairman of the Board of Directors, CEO
JANICE CHAFFIN
Lead Independent Director

Our Board was led by an independent Chairman through July 2023. In connection with announcing our CEO succession in July 2023, Mr. Heppelmann, our CEO, was named Chairman of the Board and Ms. Chaffin was named Lead Independent Director. We believe this Board leadership structure serves the company and our shareholders well during the CEO transition by balancing our CEO’s strategic vision and priorities for the company with effective independent Board leadership and oversight. Upon the conclusion of Mr. Heppelmann’s term as Chairman in February 2024, we expect to name an independent Board Chair.

2024 PROXY STATEMENT	5

2023 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Transactions with Related Persons	Annual Meeting Information	Appendix A
Snapshot of Board Composition

SUPERMAJORITY IS INDEPENDENT

Not Independent
20%
80%
independent
80%
Independent

STOCKHOLDER INTERESTS ARE PROTECTED

Eight of our ten directors are independent. Our CEO and our CEO-Elect are not independent.

Eight of the nine director nominees are independent.

An independent board ensures that the directors exercise independent judgment, are willing to question management and are best suited to represent and protect the interests of shareholders.

TENURE IS WELL-BALANCED

>10 Years
<5 Years
40%
11.3 yrs.
average
50%
10%
5-10 Years

STOCKHOLDERS BENEFIT FROM EFFECTIVE BOARD REFRESHMENT

The Board strives to achieve a balance of service on the Board through a mix of new members and perspectives and members with longer tenure with institutional knowledge.

BOARD IS DIVERSE

White Men
Women
30%
40%
60%
diverse
30%
Ethnically Diverse Men

STOCKHOLDERS BENEFIT FROM EXISTENCE OF DIVERSE VIEWS

Of our ten directors, and of our nine director nominees, three are women and three of the men are ethnically diverse. This composition contributes a diverse set of experiences and viewpoints that we believe benefits shareholders.

6	2024 PROXY STATEMENT

2023 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Transactions with Related Persons	Annual Meeting Information	Appendix A
Specific Qualifications, Skills, and Experience
The Corporate Governance Committee believes that certain qualifications, skills, and experience should be represented on the Board, as described below, although not every member of the Board must possess all such qualifications, skills, and experience to be considered capable of making valuable contributions to the Board.
LEADERSHIP
Our business is complex and evolving rapidly. Individuals who have led companies or operating business units of significant size have proven leadership experience in developing and advancing a vision and making executive-level decisions.

STRATEGY	Our success depends on successful development and execution of our corporate strategy, including successful selection and execution of strategic alliances and acquisitions.
GLOBAL
We are a global company, with approximately 40% of our revenue coming from the Americas, 40% from Europe and 20% from the Asia-Pacific region. Global experience enhances understanding of the complexities and issues associated with running a global business and the challenges we face.

FINANCIAL	Our business and financial model is complex and multinational. Individuals with financial expertise are able to identify and understand the issues associated with our business and financial model.
SOFTWARE INDUSTRY	We are an enterprise software company. Those with enterprise software experience are better able to understand the risks and opportunities facing our business.
MANUFACTURING	We primarily serve companies in the manufacturing industry. Understanding of this industry enhances understanding of how we can best address the needs of our customers.
MARKETING	Our business depends on successfully creating awareness of our products and entering new markets. Persons with marketing experience can help us identify ways to do so successfully.
RESEARCH AND DEVELOPMENT
Our business depends on the success of our research and development efforts to develop our products and expand our offerings. Experience in this area enhances understanding of the challenges we face and best practices.

2024 PROXY STATEMENT	7

2023 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Transactions with Related Persons	Annual Meeting Information	Appendix A
BOARD NOMINEES HAVE A BALANCE OF QUALIFICATIONS, SKILLS, EXPERIENCE, AND DIVERSITY
DIVERSITY AND SKILLS
Nominee	Gender or Ethnically Diverse	Leadership	Strategy	Global	Financial	Software Industry	Manufa- cturing	Marketing	R&D
Neil Barua
Mark Benjamin
Janice Chaffin
Amar Hanspal
Michal Katz
Paul Lacy
Corinna Lathan
Janesh Moorjani
Robert Schechter
Total	6	9	9	9	9	9	3	6	3

Board Diversity
The Corporate Governance Committee’s mandate is to create and maintain a Board with a diverse set of skills and attributes that aligns with PTC’s current and anticipated future strategic needs. The Board and Corporate Governance Committee value diversity and believe that diversity among the directors as to personal and professional experiences, opinions, perspectives, and backgrounds, including diversity with respect to race, ethnicity, gender, age, and cultural backgrounds is desirable.
The Corporate Governance Committee actively seeks diverse candidates by requiring that all slates of proposed candidates include at least two racially and/or ethnically diverse candidates and opening the aperture to identify candidates that might not otherwise be identified.
BOARD DIVERSITY MATRIX AS OF JANUARY 3, 2024
Total Number of Directors: 10	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	7	—	—
Part I: Demographic Background
Asian	—	3	—	—
White	3	4	—	—
Did Not Disclose Demographic Background	—	—

8	2024 PROXY STATEMENT

2023 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Transactions with Related Persons	Annual Meeting Information	Appendix A
Director Nominees
Independence of Our Directors

Our Board of Directors has determined that all the director nominees, other than our CEO-Elect, Mr. Barua, are independent under applicable Nasdaq rules. None of the independent directors, to our knowledge, have any business, financial, familial, or other type of relationship with PTC or its management that would impact the director’s independence.

Biographies
NEIL BARUA	Director since 2023
Age 46 Other Public Company Boards • None
Key Qualifications
•
Extensive leadership experience with global technology companies, including ServiceMax and IPC Systems

•
Knowledge of PTC’s technologies and the markets in which PTC operates

•
Knowledge in technology investments due his experience at prominent technology-focused private equity firms, and a proven track record of growing businesses

•
Strong financial acumen, a customer-first mindset, and a leadership style that empowers employees

Career Highlights
PTC Inc.
•
CEO-Elect (July 2023-present)

•
President, Service Lifecycle Management business (January 2023-July 2023)

ServiceMax, a leader in Field Service Management
•
Chief Executive Officer
(April 2019- January 2023)

IPC Systems, Inc., a leading global provider of specialized technology solutions for the financial services industry
•
Chief Executive Officer (2014-2018)

Silver Lake and Francisco Partners, global private equity firms focused on investments in technology businesses
•
Operating Partner

Education
•
Bachelor of Science in finance and economics, NYU Stern School of Business

Skills
	Financial	Marketing
	Global	Software Industry
	Leadership	Strategy

2024 PROXY STATEMENT	9

2023 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Transactions with Related Persons	Annual Meeting Information	Appendix A
MARK BENJAMIN	Independent Director since 2021
Age 53
Board Committees
•
Compensation and People (Chair)

•
Cybersecurity

Other Public Company Boards
•
Fidelity National Information Services, Inc. (FIS Global)

•
Nuance Communications, Inc. (2018-2022)

Key Qualifications
•
Extensive leadership experience with large global technology companies, including Nuance Communications, NCR Corporation, and ADP

•
Extensive experience advancing growth initiatives related to cloud, SaaS, mobile, big data, and IoT solutions

Career Highlights
Nuance Communications, Inc., a global software company that provides speech recognition solutions, powered by artificial intelligence
•
Chief Executive Officer
(April 2018-November 2023)

NCR Corporation, a provider of enterprise software, hardware, and services
•
President and Chief Operating Officer (October 2016-March 2018)

Automatic Data Processing, Inc. (ADP), a provider of human resources management software and services
•
Over 20 years in various leadership positions, including as President of Global Enterprise Solutions (July 2013-October 2016)

Education
•
Bachelor’s degree in international finance and marketing, University of Miami

Skills
	Financial	Marketing
	Global	Software Industry
	Leadership	Strategy
JANICE CHAFFIN	Independent Director since 2013 Lead Independent Director since 2023
Age 69
Board Committees
•
Compensation and People

•
Corporate Governance (Chair)

•
Cybersecurity (Chair)

Other Public Company Boards
•
Informatica Inc.

•
Synopsis, Inc.

•
Electronics for Imaging Inc. (2018-2019)

•
International Game Technology
(2010-2015)

Key Qualifications
•
Significant leadership experience with large global technology companies

•
Financial and accounting expertise as a result of her positions at Symantec Corporation and Hewlett-Packard Company and her service on the Audit Committees of Synopsys, International Game Technology and Informatica

•
Significant expertise in corporate governance due to her being a NACD Fellow, the highest credential level for corporate directors by the National Association of Corporate Directors

•
Significant experience in cybersecurity as a result of her roles at Symantec, and completion of the CERT Certificate in Cyber-Risk Oversight program of the Software Engineering Institute of Carnegie Mellon University

•
Periodic speaker on the topic of Diversity, Equity, and Inclusion at the Anderson School of Management at the University of California, Los Angeles

Career Highlights
Symantec Corporation, a global leader in providing cybersecurity solutions
•
Group President, Consumer business unit (April 2007-March 2013)

•
Chief Marketing Officer (2003-2007)

Hewlett-Packard Company, a multinational information technology company
•
Over 20 years in management and marketing leadership positions

Education
•
Master of Business Administration, University of California, San Diego

•
Bachelor of Arts, University of California, Los Angeles

Skills
	Financial	Marketing
	Global	Software Industry
	Leadership	Strategy

10	2024 PROXY STATEMENT

2023 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Transactions with Related Persons	Annual Meeting Information	Appendix A
AMAR HANSPAL	Independent Director since 2022
Age 60 Board Committees • Cybersecurity • Corporate Governance Other Public Company Boards • Aspen Technology, Inc. (2020-2022)
Key Qualifications
•
Significant leadership and industry experience as a result of his roles as CEO of Bright Machines and Co-CEO and Chief Product Officer of Autodesk

Career Highlights
Bright Machines, Inc., a software and robotics company that provides automation applications for the manufacturing industry
•
Chief Executive Officer
(May 2018-December 2021)

Autodesk, Inc., an enterprise design software company
•
Co-Chief Executive Officer
(February 2017-June 2017)

•
Chief Product Officer
(November 2011-February 2017)

Education
•
Executive Managerial Program, Stanford University

•
Master’s degree in mechanical engineering, NY State University, New York

•
Bachelor’s degree in mechanical engineering, Bombay University, India

Skills
	Financial	Marketing
	Global	Research & Development
	Leadership	Software Industry
	Manufacturing	Strategy
MICHAL KATZ	Independent Director since 2022
Age 56 Board Committees • Audit Other Public Company Boards • Nuance Communications, Inc. (2018-2022)
Key Qualifications
•
Significant leadership and financial experience as a result of her roles at Mizuho Financial Group, RBC Capital Markets, and Barclays

•
Experience with strategic initiatives, and strong insights into the intersection of the financial and technology markets

Career Highlights
Mizuho Financial Group, Inc., a banking holding company headquartered in Tokyo.
•
Head of Investment and Corporate Banking, Americas
(November 2019-Present)

RBC Capital Markets, LLC, a global investment bank
•
Managing Director and Co-Head of Global Technology Investment Banking
(March 2013-October 2019)

Barclays Capital Inc., a multinational universal bank headquartered in London
•
Managing Director and Global Head of Software Investment Banking
(September 2008-March 2013)

Education
•
Juris Doctor, New York University

•
Bachelor’s degree in political science, Birmingham University

Skills
	Financial	Software Industry
	Global	Strategy
Leadership

2024 PROXY STATEMENT	11

2023 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Transactions with Related Persons	Annual Meeting Information	Appendix A
PAUL LACY	Independent Director since 2009
Age 76 Board Committees • Audit (Chair) • Compensation and People • Corporate Governance Other Public Company Boards • None
Key Qualifications
•
Significant leadership and public company software experience as a result of his positions at Kronos Incorporated

•
Extensive financial accounting and manufacturing expertise as a result of his positions at Kronos

•
During his tenure at Kronos, Kronos grew from a $26 million hardware company into a $662 million enterprise software company

Career Highlights
Kronos Incorporated, a global enterprise software company
•
President (May 2006-June 2008)

•
President, Chief Financial and Administrative Officer
(November 2005-April 2006)

•
Executive Vice President and Chief Financial and administrative Officer
(April 2002-October 2005)

Education
•
Juris Doctor, Boston College School of Law

•
Bachelor of Science in accounting, Boston College

Skills
	Financial	Manufacturing
	Global	Software Industry
	Leadership	Strategy
DR. CORINNA LATHAN	Independent Director since 2017
Age 56 Board Committees • Audit • Cybersecurity Other Public Company Boards • Ekso Bionics Holdings, Inc.
Key Qualifications
•
Extensive experience as a leader and technology innovator as a result of her work at AnthroTronix

•
Deep expertise in human-technology interfaces for robotics and mobile technology platforms

•
Significant experience and expertise in augmented reality and other technologies

Career Highlights
AnthroTronix, Inc., a biomedical engineering research and development company that creates diverse products in robotics, digital health, wearable technology, and augmented reality
•
Chief Executive Officer, Co-Founder, and Chair of the Board (July 1999-June 2022)

University of Maryland, College Park
•
Adjunct Associate Professor of Aerospace Engineering (1998-2003)

The Catholic University of America
•
Associate Professor of Biomedical Engineering (1995-1999)

Education
•
Ph.D. in neuroscience, MIT

•
S.M. in aeronautics and astronautics, MIT

•
Bachelor of Arts degree in biopsychology and mathematics, Swarthmore College

Skills
	Financial	Research & Development
	Global	Software Industry
	Leadership	Strategy

12	2024 PROXY STATEMENT

2023 Highlights	Proxy Summary	Corporate Governance	Executive Compensation	Auditor Matters	PTC Stock Ownership	Transactions with Related Persons	Annual Meeting Information	Appendix A
JANESH MOORJANI	Independent Director since 2023
Age 51 Board Committees • Audit Other Public Company Boards • None
Key Qualifications
•
Extensive technology, operational, and financial leadership as a result of his work at large global technology companies, including Elastic N.V., Infoblox, VMware, and Cisco.

•
Public company finance and sales expertise

•
Extensive experience helping to fuel growth and drive transformation in large and mid-size technology companies.

Career Highlights
Elastic N.V., a data analytics company for search-powered solutions
•
Chief Financial Officer and Chief Operating Officer (May 2022-present)

•
Chief Financial Officer
(August 2017-May 2022)

Infloblox, a privately held IT automation and security company.
•
Executive Vice President and Chief Financial Officer (2016-2017)

VMware, Inc., a cloud computing and virtualization technology company
•
Leadership roles, Finance (2013-2016)

Cisco Systems, Inc., a multinational digital communications technology corporation
•
Leadership roles in Sales and Finance (2004-2013)

Education
•
Master of Business Administration, the Wharton School of the University of Pennsylvania

•
Bachelor of Commerce degree, University of Mumbai

Skills
	Financial	Marketing
	Global	Software Industry
	Leadership	Strategy
ROBERT SCHECHTER	Independent Director since 2009
Age 75 Board Committees • Audit • Compensation and People Other Public Company Boards • Mimecast Limited (2019-2022) • Telaria, Inc. (2013-2020)
Key Qualifications
•
Significant financial and accounting expertise as a result of his experience at Coopers & Lybrand, LLP, his position as Chief Executive Officer of NMS Communications Corporation, and his position as Chief Financial Officer at Lotus Development Corporation

•
Relevant knowledge of the manufacturing market and process through his position at NMS Communications Corporation

•
Marketing, technology and research and development expertise as a result of his position as Senior Vice President at Lotus Development Corporation, where he was responsible for all sales, marketing, customer service, and product development outside North America

Career Highlights
NMS Communications Corporation, a global provider of hardware and software solutions for the communications industry
•
Chief Executive Officer (1995-2008)

Lotus Development Corporation, a leading software company
•
Senior Vice President, International Operations (1990-1994)

•
Chief Financial Officer (1987-1990)

Coopers & Lybrand, LLP, an independent accounting firm
•
Partner, Chair of the Northeast Region High-Tech Practice (1973-1987)

Education
•
Master of Business Administration, the Wharton School of the University of Pennsylvania

•
Bachelor of Science degree, Rensselaer Polytechnic Institute

Skills
	Financial	Marketing
	Global	Research & Development
	Leadership	Software Industry
	Manufacturing	Strategy

2024 PROXY STATEMENT	13

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Board and Committee Meetings and Attendance at the Annual Meeting

The Board and committees hold regularly scheduled meetings over the course of the year and hold additional meetings as necessary. The Board met five times in 2023. All directors attended 100% of meetings of the Board and the committees on which the director served in 2023.

We expect that each director will attend the Annual Meeting of Stockholders each year. All outside directors attended the 2023 Annual Meeting of Stockholders.
Director Election Process and Voting Standard
All directors stand for election each year. Directors are elected by a plurality of votes received. We maintain a Majority Voting Policy for uncontested director elections that requires a director who does not receive a majority of the votes cast for his or her proposed election to promptly tender his or her resignation from the Board. The Corporate Governance Committee will consider the resignation and recommend to the Board whether to accept the resignation. The Board will use its best efforts to act on the resignation and publicly disclose its decision and its rationale within 90 days following certification of the election results. The director tendering the resignation may not participate in the decisions of the Corporate Governance Committee or the Board that concern such resignation.
Board Evaluation Process
The Board conducts an annual evaluation process, which is facilitated by a third-party once every three years. In 2023, the Board completed an externally facilitated evaluation.

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Director Nominations and Board Refreshment
The Corporate Governance Committee is responsible for identifying and evaluating nominees for director and for recommending to the Board a slate of nominees for election at each Annual Meeting of Stockholders. Candidates may be suggested by directors, management, shareholders, or a search firm retained by the Committee. Stockholders may nominate candidates in accordance with the procedures described in Stockholder Proposals and Nominations. Candidates properly nominated by shareholders will be given the same consideration as other proposed candidates.
The Corporate Governance Committee considers the Board’s composition, including the alignment of the skills and professional experience of the directors with our long-term strategy and the Board’s gender, racial, ethnic, and LGBTQ+ diversity. The Corporate Governance Committee evaluates candidates against the standards and qualifications set forth in our Corporate Governance Guidelines and the Corporate Governance Committee Charter as well as other relevant factors.
BOARD REFRESHMENT
Qualifications Required of All Directors
The Corporate Governance Committee considers each candidate’s character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, national and international experience and such other relevant skills and experience as may contribute to the Board’s effectiveness and PTC’s success. In addition, all candidates must be able to dedicate sufficient time and resources for the diligent performance of the duties required of a member of the Board and must not hold positions or interests that conflict with their responsibilities to PTC. Candidates must also comply with any other minimum qualifications for either individual directors or the Board under applicable laws or regulations. The Committee will also consider whether the candidate is independent of PTC as at least a majority of members of the Board must qualify as independent in accordance with Nasdaq independence rules.
Board Risk Oversight
The Board and the relevant committees review with PTC’s management the risk management practices for which they have oversight responsibility. Since overseeing risk is an ongoing process and inherent in PTC’s strategic decisions, the Board and the relevant committees do not view risk in isolation but discuss risk throughout the year in relation to ongoing operations and proposed actions and initiatives.

2024 PROXY STATEMENT	15

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BOARD OF DIRECTORS
Ultimate responsibility for risk management oversight and oversight of management of risks not addressed by a committee

Risk or Focus	Audit	Compensation and People	Corporate Governance	Cybersecurity
Accounting & Financial Reporting
Financial Condition & Debt
Ethical Conduct & Compliance
Related Party Transactions
Executive Compensation
Equity Programs
Human Capital Management
Corporate Governance
Composition of Board Committees
CEO Succession Planning
Board and Director Evaluations
Director Compensation
ESG Governance, Reporting & Frameworks
Environmental Risks & Initiatives
Community Engagement Initiatives & Philanthropy
Composition of the Board
Board Diversity
Board Refreshment
Director Nominations
Cybersecurity
Data Privacy

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The Committees of the Board
The Board has four standing committees: Audit, Compensation and People, Corporate Governance, and Cybersecurity. Each of the committees acts under a written charter, all of which are available on the Investor Relations page of our website at www.ptc.com. Mr. Heppelmann and Mr. Barua, our CEO and CEO-Elect, respectively, do not serve on any committee.
Director	Independent	PTC Committee Memberships
		Audit	Compensation and People	Corporate Governance	Cybersecurity
Mark Benjamin
Janice Chaffin
Amar Hanspal
Michal Katz
Paul Lacy
Corinna Lathan
Janesh Moorjani
Robert Schechter
Total Meetings in 2023		8	4	4	4
Lead Independent Director	Committee Chair	Committee Member	Audit Committee Financial Expert

Committee charters and governance documents are available on our website, investor.ptc.com/governance/governance-documents.

COMMITTEE CHARTERS
• Audit Committee Charter
• Compensation and People Committee Charter
• Corporate Governance Committee Charter
• Cybersecurity Committee Charter
GOVERNANCE DOCUMENTS

• Articles of Organization • Bylaws • Code of Business Conduct and Ethics • Corporate Governance Guidelines • Lead Independent Director Charter	• Majority Voting Policy • Director Stock Ownership Policy • Executive Stock Ownership Policy • Executive Compensation Recoupment Policy

2024 PROXY STATEMENT	17

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	AUDIT COMMITTEE		Meetings in 2023: 8
COMMITTEE MEMBERS
Paul Lacy, Chair	Michal Katz	Corinna Lathan	Janesh Moorjani	Robert Schechter

Independence
•
All Committee members are “independent directors” under both SEC rules and The Nasdaq Stock Market listing requirements.

 Financial Expertise
•
The Board of Directors has determined that Mr. Lacy and Mr. Schechter qualify as Audit Committee Financial Experts as defined by the SEC.

Responsibilities
•
Assists our Board in fulfilling its oversight responsibilities for accounting and financial reporting compliance and oversees our compliance programs.

•
Reviews the financial information provided to shareholders and others, PTC’s accounting policies, disclosure controls and procedures, internal accounting and financial controls, and the audit process.

•
Meets with management and with our independent auditor to discuss our financial reporting policies and procedures, our internal control over financial reporting, the results of the independent auditor’s examinations, PTC’s critical accounting policies and the overall quality of PTC’s financial reporting, and reports on such matters to the Board.

•
Meets with the independent auditor, with and without PTC management present.

•
Appoints (and, if appropriate, replaces), evaluates, and establishes the compensation of, the independent auditor.

•
Reviews the independent auditor’s performance in conducting the annual financial statement audit and the audit of our internal control over financial reporting, assesses independence of the auditor, and reviews the auditor’s fees.

•
Reviews and pre-approves audit and non-audit related services that may be performed by the independent auditor.

	COMPENSATION AND PEOPLE COMMITTEE		Meetings in 2023: 4
COMMITTEE MEMBERS
Mark Benjamin, Chair	Janice Chaffin	Paul Lacy	Robert Schechter
Independence • All Committee members are “independent directors” under The Nasdaq Stock Market listing rules.
Responsibilities
•
Establishes the compensation of our executive officers.

•
Sets performance goals for compensation of executive officers and evaluates performance against those goals.

•
Oversees our equity compensation plans.

•
Oversees our key people management programs and initiatives.

May engage compensation consultants or other advisors to provide information and advice to the Committee.

18	2024 PROXY STATEMENT

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	CORPORATE GOVERNANCE COMMITTEE	Meetings in 2023: 4
COMMITTEE MEMBERS
Janice Chaffin, Chair	Amar Hanspal	Paul Lacy
Independence • All Committee members are “independent directors” under The Nasdaq Stock Market listing rules.
Responsibilities
•
Reviews the composition of the Board and makes recommendations regarding nominees for election to the Board.

•
Oversees the director recruitment process, including the assessment of qualifications and skills sought in new directors and the retention of search firms to assist in the identification of potential candidates.

•
Makes recommendations to the Board about the composition of committees of the Board.

•
Reviews and makes recommendations to the Board with respect to director compensation.

•
Develops and recommends policies and processes regarding corporate governance.

•
Facilitates Board and director evaluations.

•
Ensures a CEO succession plan is maintained to ensure continuity of leadership for PTC.

•
Oversees ESG governance, frameworks, and reporting.

•
Oversees company management of environmental risks and initiatives.

•
Oversees company management of ESG risks and initiatives not addressed by other committees or the Board.

•
Oversees the company’s community engagement and philanthropy initiatives.

	CYBERSECURITY COMMITTEE		Meetings in 2023: 4
COMMITTEE MEMBERS
Janice Chaffin, Chair	Mark Benjamin	Amar Hanspal	Corinna Lathan
Independence • All Committee members are “independent directors” under The Nasdaq Stock Market listing rules.	Responsibilities • Oversees the Company’s cybersecurity and data privacy programs.

2024 PROXY STATEMENT	19

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Director and Executive Officer Stock Ownership Requirements
Because we believe our directors’ and executives’ interests are more aligned with those of our shareholders if they are shareholders themselves, our directors and executive officers are required to hold a significant amount of our stock. Options and unvested equity are not counted toward the holding requirement.
Position	Share Ownership Requirement		Compliance Status
Directors	5x	Annual Board Cash Retainer	All our directors and officers meet their stock ownership requirements.
Chief Executive Officer	6x	Annual Salary
Other Executive Officers	3x	Annual Salary
Our Director Stock Ownership Policy and our Executive Officer Stock Ownership Policy are available on the Investor Relations page of our website at www.ptc.com.
No Hedging or Pledging of PTC Equity
In order to ensure members of the Board of Directors and our executives and employees are aligned with the interests of our shareholders, our Trading in Company Securities Policy prohibits the hedging of PTC stock or equity by directors, executives and employees and transactions in derivative securities whose value is tied to that of PTC stock (including puts, calls, and listed options). The Policy also prohibits the pledging of PTC stock or equity by directors, executives, and employees and short sales of PTC stock.
Director Compensation
We pay our non-employee directors a mix of cash and equity compensation. We do not pay any compensation to our CEO or the CEO-Elect for service on the Board. The amounts established for the annual Board and committee cash and equity retainers for the most recent year are shown in the table below. The retainers are the only compensation paid for service as a director; we do not pay meeting fees for attendance at board or committee meetings.

20	2024 PROXY STATEMENT

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Director Compensation Process and Decisions
The Board establishes the annual compensation for the directors at the meeting of the Board of Directors held directly after the Annual Meeting of Stockholders. In setting such compensation, the Board considers the recommendation of the Corporate Governance Committee. In making its recommendation for the 2023 Board year, the Corporate Governance Committee considered a competitive assessment of the directors’ compensation with that of our compensation peer group (described in Compensation Discussion and Analysis) and reviewed each element of compensation to determine whether the compensation is competitive and reasonable for the services provided by the directors. Based on that review, no changes were made to our directors’ compensation for the 2023 Board year.
We provide a higher annual retainer for an independent director’s service as the Chairman of the Board given the additional work required by that position, but do not pay a committee chair retainer to the Chairman of the Board for service as the Chair of any committee. We do not pay any retainer to the Chairman of the Board if the Chairman of the Board is the company’s Chief Executive Officer. We provide different retainers for the Chairs and members of the various committees based on the anticipated level of work required with respect to the position and the committee.
Mr. Schechter served as our Chairman of the Board from October 2022 through July 2023 and was paid accordingly. In connection with our CEO transition announced at the end of July 2023, Mr. Heppelmann, our CEO, was named Chairman of the Board and receives no compensation for his service in this role. Ms. Chaffin was named Lead Independent Director when Mr. Heppelmann was named Chairman of the Board.
We also believe that providing a majority of our directors’ annual retainer compensation in the form of equity rather than cash serves to further align the interests of our directors with our shareholders as they become shareholders themselves. Accordingly, in accordance with our established practice, we made a standard new director equity grant to Janesh Moorjani upon joining the Board. The grant was equal to 1.5x the annual equity retainer, and vests in two substantially equal installments in June 2024 and 2025.
2023 Director Compensation
The amounts shown in the Fees Earned or Paid in Cash column of the table are each non-employee director’s annual board and committee retainer fees paid for the year. The amounts shown in the Stock Awards column of the table are the value of the equity awards (RSUs) made to the directors during the year.
Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards (#)	Stock Awards(2)(7) ($)	Total ($)
Mark Benjamin	$92,500	1,901	$249,905	$342,405
Janice Chaffin(3) Lead Independent Director	$107,500	1,901	$249,905	$357,405
Amar Hanspal	$65,000	1,901	$249,905	$314,905
Michal Katz	$68,938	1,901	$249,905	$318,843
Paul Lacy	$112,500	1,901	$249,905	$362,405
Corinna Lathan	$82,500	1,901	$249,905	$332,405
Janesh Moorjani(4)	$17,646	4,037	$548,830	$566,476
Robert Schechter(3)	$152,500	2,282	$299,992	$452,492
Klaus Hoehn(5)	$35,000	—	—	$35,000
Blake Moret(6)	$64,932	1,901	$249,905	$314,837

(1)
As employees of PTC, Mr. Heppelmann, our Chairman of the Board and Chief Executive Officer, and Neil Barua, our
CEO-Elect, receive no compensation for their service as a director, and accordingly, are not shown in the Director Compensation Table.

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(2)
Grant date fair value of restricted stock units granted on February 16, 2023, and, for Mr. Moorjani, June 7, 2023. The grant date fair value is equal to the number of RSUs granted multiplied by the closing price of our common stock on the NASDAQ Stock Market on the grant date, $131.46 per share, and, for Mr. Moorjani, $135.96 per share.

(3)
Mr. Schechter served as Chairman of the Board from October 2022 through July 2023. Ms. Chaffin was appointed Lead Independent Director in late July 2023 and continues to serve as such.

(4)
Mr. Moorjani joined the Board on June 7, 2023. His Stock Awards reflect a pro-rated annual equity grant of 1,279 RSUs and a new director grant of 2,758 RSUs. His new director grant vests in two equal installments on June 15, 2024 and June 15, 2025.

(5)
Mr. Hoehn’s term ended at the February 16, 2023 Annual Meeting of Stockholders.

(6)
Mr. Moret resigned from the Board effective as of August 1, 2023 pursuant to the terms of the Share Purchase Agreement between PTC Inc. and Rockwell Automation Inc. dated as of June 11, 2018, as amended on May 11, 2021, after Rockwell Automation’s ownership of PTC shares fell below 5% of PTC’s outstanding shares. Mr. Moret forfeited the stock awards for 2023 shown in the table on August 1, 2023.

(7)
The number of outstanding RSUs held by each non-employee director as of September 30, 2023 is shown in the table below. No director held options.

Name	Restricted Stock Units (#)
Mark Benjamin	1,901
Janice Chaffin	1,901
Amar Hanspal	3,657
Michal Katz	3,462
Paul Lacy	1,901
Corinna Lathan	1,901
Janesh Moorjani	4,037
Robert Schechter	2,282
Klaus Hoehn	—
Blake Moret	—
Communications with the Board
Stockholders may send communications to the Board of Directors at:

22	2024 PROXY STATEMENT

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EXECUTIVE COMPENSATION
Information about Our Executive Officers
JAMES HEPPELMANN	Chairman of the Board, Chief Executive Officer	Age 59

Career Highlights
PTC Inc.
•
Chairman and Chief Executive Officer (July 2023-Present)

•
Chief Executive Officer (February 2023-July 2023)

•
President and Chief Executive Officer (October 2010-February 2023)

NEIL BARUA	CEO-Elect
Information about Neil Barua is provided in “Director Nominees.”
KRISTIAN TALVITIE	Executive Vice President, Chief Financial Officer	Age 53

Career Highlights
PTC Inc.
•
Chief Financial Officer (May 2019-Present)

•
Corporate Vice President, Finance
(July 2013-July 2016)

•
Senior Vice President, Financial Planning and Analysis and Investor Relations
(November 2010-July 2013)

Syncsort Incorporated., a private software company specializing in Big Data, high speed sorting products, and data integration software and services
•
Chief Financial Officer (October 2018-May 2019)

Sovos Compliance, LLC, a private SaaS software company specializing in tax compliance software
•
Chief Financial Officer (July 2016-October 2018)

MICHAEL DITULLIO	President and Chief Operating Officer	Age 56
Career Highlights PTC Inc. • President and Chief Operating Officer (February 2023-Present) • President, Digital Thread Business (May 2022-February 2023)
•
President, Velocity Business
(January 2021-May 2022)

•
Served in various positions in our Sales organization, including as Executive Vice President, Global Sales
(November 2015-January 2021)

•
Joined PTC in 1999

CATHERINE KNIKER	Executive Vice President, Chief Strategy and Marketing Officer	Age 57

Career Highlights
PTC Inc.
•
Executive Vice President, Chief Strategy and Marketing Officer (February 2023-Present)

•
Executive Vice President, Chief Strategy and Sustainability Officer (May 2022-February 2023)

•
Executive Vice President, Chief Strategy Officer (April 2021-May 2022)

•
DVP, Global Head of Corporate Development (January 2020-April 2021)

•
Served in various positions, including Divisional Vice President, Head of Global Strategic Alliances (October 2018-January 2020) and Chief Revenue Officer, IoT and AR (September 2016-October 2018)

•
Joined PTC in 2016

2024 PROXY STATEMENT	23

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AARON VON STAATS	Executive Vice President, General Counsel and Secretary	Age 58
Career Highlights PTC Inc. • General Counsel and Secretary (2003-Present)	• Served in other roles in the Company’s Legal group • Previously in private practice with a Boston-based law firm • Joined PTC in 1997

24	2024 PROXY STATEMENT

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PROPOSAL 2

Advisory Vote on the Compensation of Our Named Executive Officers
This advisory vote on the compensation of our Chief Executive Officer and our other executive officers named in the Summary Compensation Table (our “named executive officers”) gives shareholders the opportunity to express their views on our named executive officers’ compensation as disclosed pursuant to Item 402 of Regulation S-K in Compensation Discussion and Analysis and Executive Compensation. This “say-on-pay” vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers.

The Board of Directors recommends a vote FOR the approval of our named executive officers as disclosed in Compensation Discussion and Analysis and the tables and related disclosures contained in Executive Compensation.

Summary of Our Compensation Practices

OUR COMPENSATION PROGRAMS ARE DESIGNED TO PAY FOR PERFORMANCE

- A significant portion of the compensation of our named executive officers is comprised of performance-based pay. For 2023, approximately 52% of our CEO's target compensation was performance-based.
- The Compensation and People Committee reviews pay and performance alignment every year. The most recent review showed that our executives' pay and the company's performance aligned for the most recent three-year period.

OUR COMPENSATION PROGRAMS ARE DESIGNED TO ALIGN OUR EXECUTIVES WITH OUR STOCKHOLDERS' INTERESTS

- In addition to weighting our executives' compensation to performance-based pay, a substantial portion of their compensation is in the form of equity (RSUs) that vests over three years.
- Our executives are also subject to robust stock ownership requirements and to clawback of performance-based compensation in certain circumstances.
- These elements serve to align our executives' interests with those of our stockholders in the long-term value of PTC.

OUR COMPENSATION PROGRAMS ARE DEVELOPED BY INDEPENDENT DIRECTORS ADVISED BY AN INDEPENDENT CONSULTANT

- Our Compensation Committee is comprised only of independent directors and retains an independent compensation consultant to advise it on appropriate compensation practices.

OUR COMPENSATION PROGRAMS REFLECT STOCKHOLDER FEEDBACK

- We regularly engage with stockholders about our executive compensation and their perspectives inform and are reflected in the design of our executive compensation programs.

2024 PROXY STATEMENT	25

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RECENT SAY-ON-PAY APPROVAL
Effect of Say-on-Pay Vote
This say-on-pay vote, which is required by Section 14A of the Securities Exchange Act of 1934, is advisory only and is not binding on the company, the Compensation Committee, or our Board of Directors. Although the vote is advisory, we, our Compensation Committee, and our Board of Directors value the opinions of our shareholders and will consider the outcome of this vote when establishing future compensation for our executive officers. We hold such a vote each year.

26	2024 PROXY STATEMENT

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Compensation Discussion and Analysis
Our Compensation Philosophy
We Pay for Performance

Our executive compensation programs are designed to attract, motivate, and retain our executives. We emphasize performance-based compensation tied to performance measures we believe will create long-term shareholder value.

We believe that equity incentives that vest over multiple years provide an important motivational and retentive aspect to the executives’ overall compensation and align our executives’ interest in the long-term performance of PTC with that of our shareholders. Accordingly, a substantial portion of our executives’ compensation consists of performance-based and service-based RSUs that vest over multiple years.
Long-Term Pay and Performance Alignment

Our performance over the past several years reflects the efficacy and success of aligning executive compensation with our strategic plan. This pay-for-performance approach has resulted in pay and performance alignment and will continue to be the centerpiece of our executive compensation programs.

Our Compensation Design and Practices
Our executives’ compensation consists of the elements shown below. We believe these components provide an appropriate mix of fixed compensation and at-risk compensation that promotes short-term and long-term performance and rewards our executives appropriately for their performance. With this mix, we provide a competitive base salary and service-based equity that vests over multiple years while providing our executives the opportunity to earn additional compensation through short-term and long-term performance-based incentives designed to drive company performance and create long-term shareholder value. Because a significant portion of our executives’ target compensation is performance-based, actual compensation earned can differ significantly from target compensation.
Our executive compensation design also reflects the Compensation and People Committee’s consideration of prior year say-on-pay votes and comments from shareholders received as part of our shareholder engagement process or otherwise. We believe our 2023 say-on-pay support vote of over 92% reflects shareholder approval of the current structure of our executives’ compensation.

2024 PROXY STATEMENT	27

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How We Pay
PERFORMANCE-BASED RSUs
FY2023 Compensation Design

Target Compensation		Compensation Elements & Purpose	Performance Measures
		CEO	NEO[(1)]		
FIXED	Short-Term	7%	11%	**Base Salary** • Provides a base level of competitive cash compensation	
VARIABLE		11%	10%	**Annual Corporate Incentive Plan** • Focuses executives on achieving specific performance goals tied to PTC's annual business plan	• Free Cash Flow Growth over FY2022
VARIABLE	Long-Term	82%	79%	**Long-Term Incentives** • Focuses executives on achieving performance goals to drive PTC's long-term success • Aligns long-term management goals with long-term interests of stockholders	• **Performance RSUs** 50% *Operating Measure RSUs (25%)* • **ARR** Annual growth for each of FY23, FY24, and FY25 *Relative TSR RSUs (25%)* • **Relative TSR** Performance for 3-year period ending September 30, 2025 • **Service RSUs** 50% *Service RSUs (50%)* • Vest in three equal installments in November 2023, 2024, and 2025 • RSUs not earned for a period are forfeited. • Actual value realized depends on performance attainment and stock price performance between grant and vest date.

(1)
Average for our named executive officers other than Mr. Barua due to the fact he was not an executive officer until July 2023. See “FY2023 Compensation Decisions” for Mr. Barua’s 2023 compensation.

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How Our Operating Performance RSUs Work
Our operating performance RSUs are eligible to vest in three substantially equal installments over three years. Operating performance RSUs will vest only after the performance threshold is achieved and only to the extent the performance target is achieved. Up to 200% of the operating performance RSUs can be earned. Operating performance RSUs not earned for the applicable year are forfeited. The performance measures for the operating performance RSUs are established on the grant date for all performance periods. We use annual performance periods and vesting as we believe it more effectively focuses our executives on delivering consistent performance over the three-year period. The rationale behind the annual measurement period and vesting opportunity is supported by the fact that RSUs not earned for a performance period are forfeited.
How Our Relative TSR RSUs Work
Our relative TSR RSUs issued in FY2023 and FY2022 each have one three-year performance period. The relative TSR RSUs will vest only after the performance threshold is achieved and only to the extent the relative TSR performance target is achieved. Up to 200% of the relative TSR RSUs can be earned. However, if the stock price as of the last day of three-year performance period is lower than the stock price as of the beginning of the period, then the maximum number of relative TSR RSUs that can be earned is capped at 100%, even if performance exceeds Target. The performance measure for the relative TSR RSUs is established on the grant date.
How Our Service RSUs Work
Our service RSUs vest in three substantially equal annual installments, provided that the executive remains employed on the applicable vest date.
FY2023 Performance-Based Compensation

The performance measures we develop and use for our operating performance-based compensation are designed to drive performance against our short-term and long-term business plans and objectives and create value for our shareholders. Our relative TSR RSUs align our executives’ experience with our shareholders’ experience.

2024 PROXY STATEMENT	29

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ALIGNMENT OF CORPORATE STRATEGY AND FY2023 OPERATING PERFORMANCE-BASED COMPENSATION
COMPENSATION PLAN AND OPERATING PERFORMANCE MEASURE	STRATEGIC GOAL
	Increase Free Cash Flow	Increase Portfolio of Subscription Contracts
Annual Corporate Incentive Plan	Free Cash Flow Growth
Long-Term Operating Performance-Based RSUs		ARR Growth
FY2023 ANNUAL CORPORATE INCENTIVE PLAN DESIGN AND ACHIEVEMENT
Performance Measure	Threshold (50% Earned)	Target (100% Earned)	Upside (Cap 135%)	Achievement	Earned
Free Cash Flow(1)	$525 Million	$550 Million	$585 Million	$587 Million	135%

(1)
Free Cash Flow is cash flow from operations net of capital expenditures for the applicable period. The Free Cash Flow growth targets were developed in the context of our financial operating plan and targets for FY2023, with the Target representing an increase of 32% in Free Cash Flow over FY2022. FY2023 Free Cash Flow consisted of $611 million of cash from operations net of $24 million of capital expenditures.

LONG-TERM PERFORMANCE-BASED EQUITY
Long-term performance-based RSUs are a significant component of our executives’ compensation and focus our executives on long-term value creation. RSUs not earned for a performance period are forfeited. As our operating performance-based RSUs have annual performance periods and vesting opportunities, one-third of such RSUs granted in FY2021, FY2022 and FY2023 were eligible to be earned and vest for FY2023.
The ARR and adjusted free cash flow measures below are described and reconciled in Appendix A.
FY2023 PERFORMANCE-BASED RSU DESIGN AND ACHIEVEMENT FOR FY2023
Performance Measure	Threshold (50% Earned)	Target (100% Earned)	Upside (200% Earned)	Achievement	Earned
FY2023 ARR Growth over FY2022	6%	10%	16%	13%	144%
Performance Measure	Threshold (50% Earned)	Target (100% Earned)	Upside (200% Earned)	Achievement	Earned
FY2025 Relative TSR vs. over FY2022(1)(2)	25th Percentile	50th Percentile	90th Percentile	—(3)	—(3)

(1)
The FY2023 relative TSR RSUs use the S&P 500 Software & Services Index, excluding seven services companies included in the Index, plus compensation peer group companies not included in the Index, as the comparison group.

(2)
If the weighted average PTC stock price as of September 30, 2022 is higher than the weighted average PTC stock price on September 30, 2025, the maximum number of RSUs that can be earned is 100% of the RSUs even if relative TSR is achieved above the 50th percentile. The stock price value is determined using a 30-day weighted average for the applicable period.

(3)
As the relative TSR RSUs have a three-year performance period ending September 30, 2025, no RSUs could be earned for FY2023.

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PRIOR PERIOD PERFORMANCE-BASED EQUITY ACHIEVEMENT FOR FY2023
FY2022 PERFORMANCE-BASED RSU ACHIEVEMENT FOR FY2023
Performance Measure	Threshold (25% Earned)	Target (100% Earned)	Upside (200% Earned)	Achievement	Earned
AFCF Growth over FY2022	10%	25%	40%	34%	157%
Performance Measure	Threshold (50% Earned)	Target (100% Earned)	Upside (200% Earned)	Achievement	Earned
FY2024 Relative TSR vs. over FY2021(1)(2)	25th Percentile	50th Percentile	90th Percentile	—(3)	—(3)

(1)
The FY2022 relative TSR performance-based RSUs use the S&P 500 Software & Services Index, excluding five services companies then included in the Index, plus compensation peer group companies not included in the Index, as the comparison group.

(2)
If the weighted average PTC stock price as of September 30, 2021 is higher than the weighted average PTC stock price on September 30, 2024, the maximum number of RSUs that can be earned is 100% of the RSUs even if relative TSR is achieved above the 50th percentile. The stock price value is determined using a 30-day weighted average for the applicable period.

(3)
As the relative TSR RSUs have a three-year performance period ending September 30, 2024, no RSUs could be earned for FY2023.

FY2021 PERFORMANCE-BASED RSU ACHIEVEMENT FOR FY2023
Performance Measure	Threshold (50% Earned)	Target (100% Earned)	Upside (200% Earned)	Achievement	Earned
AFCF Growth over FY2022	10%	25%	40%	34%	157%
Performance Measure	Threshold (50% Earned)	Target (100% Earned)	Upside (200% Earned)	Achievement	Earned
Relative TSR vs. over FY2020(1)(2)	25th Percentile	50th Percentile	90th Percentile	75th Percentile	150%

(1)
The comparison group of companies for the FY2021 relative TSR RSUs was the S&P 400 Software and Services Index plus any FY2021 compensation peer group companies not included in that Index.

(2)
If the PTC weighted average stock price as of September 30, 2020 was higher than the PTC weighted average stock price as of September 30, 2023, the maximum number of RSUs that could be earned for FY2023 was 100% of the Target RSUs for FY2023 even if relative TSR was achieved above the 50th percentile. The weighted average stock price is determined using a 30-day weighted average for the applicable period ending on September 30.

CEO PERFORMANCE-BASED RETENTION RSU ACHIEVEMENT FOR FY2023
Performance Measure	Weight	Threshold (50% Earned)	Target (100% Earned)	Upside (110% Earned)	Achievement	Earned
ARR Growth over FY2022	50%	8%	10%	14%	13%	106%
AFCF Growth over FY2022	50%	10%	25%	40%	34%

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FY2023 Compensation Decisions
The Compensation and People Committee evaluates our executive officers’ compensation each year against the compensation peer group as to each element of each executive’s compensation and as to each executive’s total compensation opportunity to determine whether the executive’s compensation remains competitive. The Committee also reviews internal pay equity among the executives, the length of time each executive has been in the role, and each executive’s performance to determine whether to make any adjustments to an executive’s compensation.
JAMES HEPPELMANN Chairman of the Board and Chief Executive Officer

Mr. Heppelmann has been our Chief Executive Officer since 2010, during which time he has transformed the company into a dynamic force supporting the digital transformations of industrial enterprises.
After evaluating Mr. Heppelmann’s compensation and performance for 2022, and considering that his total target compensation was at the compensation peer group median, the Committee made no changes to this target compensation for 2023.

NEIL BARUA CEO-Elect

Mr. Barua joined PTC in January 2023 upon PTC’s acquisition of ServiceMax, where he was the CEO. Upon joining PTC, he was appointed as President of PTC’s Service Lifecycle Management Business and served in that role until his appointment as CEO-Elect in July 2023.
His initial annual salary and target annual performance-based bonus were each set at $500,000. He was also granted service-based RSUs designed to incentivize and retain him given the importance of retaining him to drive our SLM business. Those RSUs were valued at $5,000,000 on the date of grant — $2,000,000 of which will vest in January 2025, and the other $3,000,000 of which will vest over three years in in three substantially equal tranches.
Upon his promotion to CEO-Elect in July 2023, the Committee established his target compensation in an amount commensurate with the CEO role based on July 2023 market data for peer group CEO compensation. Accordingly, his base salary was increased to $800,000 and his target annual performance-based bonus was increased to $1,200,000, both of which were pro-rated for 2023, and his target annual equity grant for 2024 was set at $10 million. He also received a promotion grant of service-based RSUs valued at $5,000,000 on the date of grant that vests in three substantially equal tranches over three years, which grant was designed to bring his 2023 equity to the level commensurate with the CEO role. The Committee elected to grant service-based RSUs as the grant was made in late July 2023, 10 months into our fiscal 2023, and performance measures for 2024 had not yet been established. We note that Mr. Barua’s equity granted in November 2023 for our fiscal 2024 was 50% performance-based and 50% service-based. We also agreed to pay up to $25,000 for his legal fees incurred in connection with his employment arrangements with us. Finally, as Mr. Barua was based in California, we asked that he relocate to the Boston area where our worldwide headquarters are located, and we made a one-time payment to him valued at $200,000 after tax to facilitate his relocation.
The Committee believed it was appropriate to compensate Mr. Barua at the CEO role level during the CEO transition period given that Mr. Barua shared day-to-day operational responsibility with Mr. Heppelmann, the relatively short period of overlap, and the importance of ensuring a successful leadership transition from Mr. Heppelmann to Mr. Barua, which transition process has included Mr. Heppelmann and Mr. Barua traveling together to our offices worldwide to meet with our employees, engaging together in certain customer engagements, and introducing Mr. Barua to analysts and investors.

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KRISTIAN TALVITIE Executive Vice President, Chief Financial Officer

Mr. Talvitie has been our Chief Financial Officer since May 2019.
After evaluating Mr. Talvitie’s compensation and performance for 2022 and his pay relative to other executives, the Committee increased his base salary to $515,000, his target annual performance-based bonus to $515,000, and his target annual long-term RSUs to $4,000,000 for 2023.

MICHAEL DITULLIO President and Chief Operating Officer

Mr. DiTullio entered FY2023 as the President, Digital Thread Business.
After evaluating Mr. DiTullio’s compensation and performance for 2022 and his pay relative to other executives with a similar span of control, the Committee increased his base salary to $515,000, his target annual performance-based bonus to $515,000, and his target annual long-term RSUs to $4,000,000 for 2023.
In February 2023, he was promoted to President and Chief Operating Officer. In connection with such promotion, the Committee increased his base salary to $550,000 and target bonus to $550,000, both of which were pro-rated for the year. He also received a promotion RSU grant valued at $500,000 on the date of grant that vests in three substantially equal tranches over three years.

AARON VON STAATS Executive Vice President, General Counsel and Secretary

Mr. von Staats has served as our General Counsel since 2003.
When establishing his compensation for 2023, the Committee evaluated his compensation against the compensation peer group and his performance. Given his performance and his compensation relative to his peers in the compensation peer group, the Committee increased his target annual long-term RSUs to $2,500,000 for 2023 to maintain his total target compensation at approximately the 50th percentile.

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How We Set Executive Compensation
The Compensation and People Committee is comprised entirely of independent directors and establishes and reviews the compensation for our executive officers annually.
Independent Compensation Consultant
The Committee engaged Pearl Meyer & Partners, LLC as its independent compensation consultant for FY2023. The Committee assessed the independence of Pearl Meyer and determined that Pearl Meyer is independent of PTC and has no relationships that could create a conflict of interest with PTC. As part of its assessment, the Committee considered the fact that Pearl Meyer provides no other services to PTC and consults with PTC’s management only as necessary to provide the services described below.
Pearl Meyer provides a range of services to the Committee to support the Committee in fulfilling its responsibilities, including providing:
•
legislative and regulatory updates,

•
peer group compensation data,

•
advice on the structure and competitiveness of our compensation programs, and

•
advice on the consistency of our programs with our executive compensation philosophy.

Pearl Meyer attends Committee meetings, reviews compensation data with the Committee, and participates in discussions regarding executive compensation issues. The Committee meets with Pearl Meyer with and without PTC management present.
Pearl Meyer was paid $173,149 for services to the Compensation Committee in FY2023. No other compensation was paid to Pearl Meyer for FY2023.
Consultation with Management
Members of management, including our Chief Executive Officer and Chief People Officer, participate in Committee meetings as requested by the Committee to discuss the materials provided, including recommendations on executive pay, competitive market practices and performance measures. Although the members of management provide their views, decisions on executive compensation are made solely by the Committee and, in the case of the Chief Executive Officer’s compensation, without the presence of the Chief Executive Officer.
Determination of the Total Amount of Compensation
We make decisions regarding the amount and mix of compensation for our executives based on:
•
Objective data provided by Pearl Meyer & Partners (the “competitive analysis”);

•
Analysis of the scope of each executive’s responsibilities; and

•
Internal pay equity among the executives.

We use the competitive analysis to assess our executives’ compensation against the compensation paid to executives in similar positions in the peer group to ensure that the compensation we pay is competitive and fair to our executives and to our shareholders. We generally target compensation opportunities for our executives at the median of the market as an initial benchmark. While we use the competitive analysis as a starting point, we also consider the qualitative dimensions of an executive’s role, internal pay equity among our executives, and tenure in the position when setting our executives’ compensation as we do not believe an external benchmark should be the only determinant of compensation.

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COMPETITIVE ANALYSIS (BENCHMARKING)
The peer group used for the FY2023 competitive analysis consists of 15 publicly-traded U.S. software companies, most of which are in the enterprise software space, that have revenues and market capitalizations in a range we believe is appropriate. We target companies with revenue within an approximately 0.5x to 2.5x multiple of PTC’s revenue and an approximately 0.5x to 4.0x multiple of PTC’s market capitalization. However, we may include companies with revenue and/or market capitalizations outside these parameters if there is strong product and/or service similarity. We believe this group represents the competition for executive talent in our industry. We review the peer group annually to ensure that the companies in the peer group remain relevant and provide meaningful compensation comparisons.
FY2023 COMPENSATION PEER GROUP
15 Publicly-traded U.S. software companies	• Akamai Technologies, Inc. • ANSYS, Inc. • Autodesk, Inc. • Black Knight, Inc. • Blackbaud, Inc.	• Cadence Design Systems, Inc. • Ceridian HCM Holding Inc. • Crowdstrike Holdings, Inc. • F5, Inc. • Fair Isaac Corporation	• Guidewire Software, Inc. • Paycom Software, Inc. • ServiceNow, Inc. • Splunk Inc. • WEX, Inc.
The 2023 peer group differed from the 2022 peer group as described below.
Other Important Elements of Our Compensation Program
Compensation Clawback Policy
We maintain an Executive Compensation Recoupment Policy that complies with Rule 10D-1 under the Securities Exchange Act of 1934, as amended, and Nasdaq Rule 5608 that enables us to recover performance-based compensation paid to an executive officer if such compensation is later determined to have been unearned due to a restatement of our financial results for the performance period. The policy also enables us to recover performance-based compensation from other executives upon such a restatement and from our executive officers and other executives upon correction of prior period operating or other performance measures. The Executive Compensation Recoupment Policy is available in the Governance section of the Investor Relations page of our website at www.ptc.com.
Stock Ownership Requirements
Our executives are required to attain and maintain stock ownership levels of our common stock (options and unvested equity are not counted). For our CEO, that amount is 6x his annual salary and for our other executive officers, that amount is 3x their respective annual salaries. All our executives meet their respective stock ownership requirements.

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No Hedging or Pledging of PTC Stock
In order to ensure members of our Board of Directors and our executives and employees are aligned with the interests of our shareholders, our Trading in Company Securities Policy prohibits the hedging of PTC stock or equity by directors, executives, and employees and transactions in derivative securities whose value is tied to that of PTC stock (including puts, calls, and listed options). The Policy also prohibits the pledging of PTC stock or equity by directors, executives, and employees and short sales of PTC stock.
Our 10b5-1 Plan Policy
We maintain a 10b5-1 Plan Policy applicable to our Board of Directors and our employees, including our executive officers. The 10b5-1 Plan Policy is available in the Governance section of the Investor Relations page of our website at www.ptc.com.
Timing of Equity Grants
We do not time grants either to take advantage of a depressed stock price or an anticipated increase in stock price and have limited the amount of discretion that can be exercised in connection with the timing of awards. We generally make awards only on pre-determined dates to ensure that awards cannot be timed to take advantage of material non-public information. Typically, our annual executive awards are made in November after public release of the previous year’s financial results, annual awards to our Board of Directors are made on the day of the annual shareholders’ meeting, and awards to our employees are made in November and May.
Awards to executive officers may be made only by the Compensation and People Committee. Other employee awards may be made by either the Committee or by our Chief Executive Officer pursuant to delegated authority. The Committee generally makes awards only at Committee meetings and generally does not make awards in earnings blackout periods (the prophylactic period encompassing the last three weeks of each fiscal quarter through 24 hours after the earnings for that quarter are announced) unless special circumstances exist, such as a new hire or a contractual commitment. Our Chief Executive Officer may make regular awards only on the 15th of the month (or the next succeeding business day if the 15th is not a business day), other than in the months of January, April, July, and October because the 15th of each of those months falls in our prophylactic earnings blackout period, and otherwise pursuant to specifically delegated authority, and, in both cases, only up to established values set by the Committee.
Consideration of Stock-Based Compensation Expense and Dilution
We consider the stock-based compensation expense and dilution (burn rate) associated with equity awards to executives as we develop our overall equity compensation program. The expense associated with the equity awards is equal to the fair value of the equity issued and is amortized over the vesting period of the award. We monitor this expense and dilution to shareholders as we develop our plans and strive to maintain a program that balances the goals of our equity program with the expense and dilution associated with the program.
Severance and Change in Control Arrangements
AGREEMENTS AND CONDITIONS
We maintain severance and change in control arrangements with our executives. The agreements require the executive to execute a non-compete agreement with PTC and to execute a general release of claims as a condition to receiving severance benefits. The agreements are described in more detail under Potential Payments Upon Termination or Change in Control.
The Committee believes that these agreements enable us to motivate and retain our executives in a time of continuing consolidation in our industry and increased competition for executive talent. They provide a measure of earnings

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security by offering income protection in the form of severance and continued benefits if the executive’s employment is terminated without cause, economic protection for the executive’s family if the executive becomes disabled or dies, and additional protections in connection with a change in control of PTC.
The Committee believes that providing severance to PTC employees, including executives, is an appropriate bridge to subsequent employment if the person’s employment is terminated without cause. This is particularly so for executive-level positions for which the opportunities are typically more limited, and the job search lead time is longer. The agreements also benefit PTC by enabling executives to remain focused on PTC’s business in uncertain times without the distraction of potential job loss.
The Committee believes these agreements are even more important in the context of a change in control as it believes they will motivate and encourage the executives to be receptive to potential strategic transactions that are in the best interest of shareholders, even if the executive faces potential job loss. The agreements for our executives have “double triggers” so that no equity is accelerated upon a change in control but is accelerated only if the executive is terminated in connection with or after a change in control. The Committee believes this benefits PTC and any potential acquirer because it enables PTC to retain and motivate executives while a potential change in control is pending, provides an acquirer with the ability to retain desired executives using existing equity incentives, and does not provide a one-time benefit to an executive that could undermine those efforts.
PERIODIC REVIEW
The Committee reviews these agreements each year for the executive officers to determine if these agreements should be maintained, modified, or terminated. For 2023, the Committee reviewed current market practices and the terms of the executives’ agreements with the Committee’s compensation consultant. Based on this review, the Committee decided that it was appropriate to maintain such agreements and to enhance the severance payable upon termination of employment of certain of our executives without cause for 2024. The revised agreements were executed and became effective in November 2023.
The revised executive agreement with Michael DiTullio, our President and Chief Operating Officer, now provides for continued vesting of all equity held by him upon termination of his employment without cause. The Committee implemented this structure to ensure retention of Mr. DiTullio during the CEO succession and thereafter to provide executive continuity and support Mr. Barua, our CEO-Elect who will assume the CEO role in February 2024. The revised executive agreements with Kristian Talvitie, our Chief Financial Officer, and Aaron von Staats, our General Counsel, now provide for acceleration of all equity that would have vested within one year after termination of the executive’s employment without cause, with any performance-based equity accelerating at the target level. The Committee implemented this change in recognition of the fact that annual equity vesting represents a majority of an executive’s annual income and so is appropriately included in the severance payable in the case of a termination without cause. The updated executive agreements with these three executives retained most of the other severance benefits previously provided, but eliminated the right to continued participation in our basic life insurance plan or payment in lieu thereof after termination of employment due to the cost and administrative difficulty of providing this benefit.

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Annual Assessment of Risks Associated with Our Compensation Programs

We assess our compensation plans and programs for employees, including our executives, annually to ensure alignment of the various plans and programs with our business plan and to evaluate the potential risks associated with those plans and programs. For 2023, the Compensation Committee retained Pearl Meyer & Partners, the Compensation Committee’s independent compensation consultant, to assist the Committee in assessing those risks. Based on this assessment, the Compensation Committee concluded that the company’s compensation plans and programs do not create risks that are reasonably likely to have a material adverse effect on PTC.

The Compensation Committee regularly considers the risks associated with our executives’ compensation and performance-based compensation when establishing such compensation. We also consider risk and reward when designing our other employees’ compensation plans and programs. The elements described below with respect to such plans and programs were considered when assessing the risks associated with our compensation programs:

A detailed planning process with Compensation Committee or executive oversight exists for all compensation programs.

The proportion of an employee’s performance-based pay increases as the responsibility and potential impact of the employee’s position increases, which structure is in line with market practices.

We set performance goals that we believe are reasonable considering past performance and market conditions.

We use different performance measures for our annual incentive plans and our long-term incentive plans.

Our executives’ long-term equity awards are split 50/50 between service-based and performance-based long-term equity to balance the risk associated with performance-based equity with retention provided by service-based equity.

We use RSUs rather than stock options for equity awards because RSUs retain value even if the stock price declines so that employees are less likely to take unreasonable risks to get, or keep, options “in-the-money”.

We generally use service-based vesting over three years for our long-term equity awards to ensure our employees’ interests are aligned with those of our shareholders in the long-term performance of PTC.

Payouts under our performance-based plans result in some compensation after achievement of the performance threshold at levels below full target achievement, rather than an “all-or-nothing” approach.

Upside earning opportunity in our annual cash compensation plans and our performance-based equity is capped.

All functions have a component of their leadership incentive plans tied to overall PTC performance to ensure cross-functional alignment with PTC’s business plan.

Our executive stock ownership policy requires our executives to hold a substantial amount of stock (options and unvested equity do not count), which aligns an appropriate portion of their personal wealth to the long-term performance of PTC.

Our compensation clawback policy enables us to recover incentive compensation paid to an executive officer if it is later determined not to have been earned due to restatement of prior period financial or operating results, thus reducing any incentive to engage in misconduct to meet financial targets.

We maintain effective controls and procedures to ensure that amounts are earned and paid in accordance with our plans and programs.

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Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the foregoing Compensation Discussion and Analysis. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.
COMPENSATION COMMITTEE

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Compensation Tables
The discussion, tables and footnotes below describe our named executive officers’ compensation and compensation opportunities for 2023 and outstanding equity as of the end of the year. We discuss our pay for performance compensation philosophy and how we set executive compensation in Compensation Discussion and Analysis above.
Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
James Heppelmann Chairman and Chief Executive Officer	2023	$850,000	$13,036,021	$1,721,250	$9,900	$15,617,171
	2022	$880,962	$10,350,834	$1,646,033	$9,287	$12,887,115
	2021	$800,000	$11,127,621	$1,112,000	$8,754	$13,048,375
Neil Barua(4) CEO-Elect	2023	$431,154	$12,710,200	$672,411	$392,408	$14,206,173
Kristian Talvitie EVP, Chief Financial Officer	2023	$515,000	$5,214,356	$695,250	$11,400	$6,436,006
	2022	$519,231	$3,363,922	$645,529	$10,708	$4,539,389
	2021	$500,000	$3,616,415	$556,000	$8,700	$4,681,115
Michael DiTullio President and Chief Operating Officer	2023	$536,539	$5,714,301	$724,118	$9,900	$6,984,857
	2022	$468,750	$3,346,195	$583,484	$12,866	$4,411,295
	2021	$424,231	$3,338,170	$472,600	$9,522	$4,244,523
Aaron von Staats EVP, General Counsel	2023	$430,000	$3,258,594	$435,375	$9,900	$4,133,869
	2022	$445,500	$2,328,760	$416,360	$9,150	$3,199,769
	2021	$399,231	$1,974,936	$388,500	$9,029	$2,771,696

(1)
Aggregate grant date fair value of awards. Assumptions made in the valuation of these awards are described in Note 12 to our financial statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2023. For service-based and operating performance-based RSUs, the grant date fair value is equal to the number of RSUs granted multiplied by the closing price of our stock on the Nasdaq Stock Market on the grant date and considers the probability of achievement of any performance measures at the time of grant. For the rTSR performance-based RSUs, the value is determined using a Monte Carlo methodology that considers the probability of achievement of the performance measures at the time of grant. The maximum potential value of the operating and rTSR performance based RSUs is 200% of the target RSUs granted.

Executive Officer	Number of 2023 Target Performance-Based RSUs (#)	Maximum Value of Performance-Based RSUs Based on Closing Price on Grant Date ($)
James Heppelmann	38,510	$9,999,507
Kristian Talvitie	15,404	$3,999,803
Michael DiTullio	15,404	$3,999,803
Aaron von Staats	9,626	$2,499,487

(2)
For all years, these amounts were paid in shares of PTC common stock, with the number granted determined by dividing the amount earned by the closing price of a share of PTC common stock on November 27, 2023, November 15, 2022 and November 12, 2021, respectively.

(3)
For Mr. Heppelmann, Mr. Talvitie, Mr. DiTullio, and Mr. von Staats, amounts shown are matching contributions under PTC’s 401(k) Savings Plan, and for Mr. Talvitie, a matching contribution of $1,500 under PTC’s HSA Plan.

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(4)
Mr. Barua’s compensation for 2023 includes $2.7 million worth of equity granted in replacement of unvested equity in ServiceMax, Inc. upon our acquisition of ServiceMax in January 2023, a remaining non-equity incentive plan payment of $54,000 under the ServiceMax FY2023 Bonus Plan, a payment of $19,740 on his behalf of legal fees incurred in connection with establishing his employment arrangements with us, a payment of $359,855 to facilitate his relocation from California to the Boston area at our request, and a $9,900 matching contribution under our 401(k) Savings Plan.

Grants of Plan-Based Awards
Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Securities Underlying Stock or Units (#)	Grant Date Fair Value of Stock Awards(1) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
James Heppelmann Chairman and Chief Executive Officer	11/15/2022(2)	$637,500	$1,275,000	$1,721,250
	11/16/2022(3)				9,627	19,255	38,510		$4,577,940
	11/16/2022(4)				9,627	19,255	38,510		$3,458,198
	11/16/2022(5)							38,511	$4,999,883
Neil Baura CEO-Elect	2/1/2023(2)	$165,753	$331,507	$447,534
	7/27/2023(6)	$63,288	$126,575	$170,877
	1/3/2023(7)							4,325	$517,486
	1/3/2023(7)							18,328	$2,192,945
	1/12/2023(8)							15,256	$1,999,909
	1/12/2023(9)							22,885	$2,999,995
	7/27/2023(10)							34,413	$4,999,865
Kristian Talvitie Executive Vice President, Chief Financial Officer	11/15/2022(2)	$257,500	$515,000	$695,250
	11/16/2022(3)				3,851	7,702	15,404		$1,831,176
	11/16/2022(4)				3,851	7,702	15,404		$1,383,279
	11/16/2022(5)							15,404	$1,999,901
Michael DiTullio President and Chief Operating Officer	11/15/2022(2)	$257,500	$515,000	$695,250
	2/23/2023(11)	$10,692	$21,384	$28,868
	11/16/2022(3)				3,851	7,702	15,404		$1,831,176
	11/16/2022(4)				3,851	7,702	15,404		$1,383,279
	11/16/2022(5)							15,404	$1,999,901
	2/23/2023(12)							3,841	$499,945
Aaron von Staats Executive Vice President, General Counsel	11/15/2022(2)	$161,250	$322,500	$435,375
	11/16/2022(3)				2,406	4,813	9,626		$1,144,306
	11/16/2022(4)				2,406	4,813	9,626		$864,415
	11/16/2022(5)							9,627	$1,249,873

(1)
For all RSUs other than the rTSR RSUs, the grant date fair value was calculated by multiplying the number of RSUs granted by the closing price of a share of our common stock on the Nasdaq Stock Market on the grant date and applying the likelihood of any performance measures being achieved. For the rTSR RSUs, the grant date fair value was determined using a Monte Carlo valuation.

(2)
Awards under our annual incentive plan. Amounts earned were paid in common stock on November 27, 2023, with the number of shares issued calculated by dividing the amount earned by the closing share price on that date.

(3)
Performance-based RSUs eligible to vest over three years to the extent the ARR performance measures are met for each of 2023, 2024 and 2025. Only one-third of the RSUs granted are eligible to be earned for each of 2023, 2024, and 2025. RSUs earned for a year vest in each of November 2023, 2024, and 2025, as applicable. RSUs not earned in a year are forfeited.

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(4)
Performance-based RSUs eligible to vest in November 2025 to the extent the three-year relative TSR performance measure is met. RSUs not earned for the three-year performance period are forfeited.

(5)
Service-based RSUs that vest over three years. One third of these RSUs vested on November 15, 2023 and the remaining two-thirds will vest in two substantially equal installments on November 15, 2024 and November 15, 2025.

(6)
Reflects the increase in the target amount under the annual incentive plan upon his promotion to CEO-Elect. Amount earned was paid in common stock on November 27, 2023, with the number of shares issued calculated by dividing the amount earned by the closing share price on that date.

(7)
Service-based RSUs granted in replacement of unvested ServiceMax equity. These RSUs vested in February and June 2023.

(8)
Service-based RSUs that vest on January 12, 2025.

(9)
Service-based RSUs that vest over three years. The RSUs will vest in three substantially equal installments on January 12, 2024, 2025 and 2026.

(10)
Service-based RSUs granted upon his appointment as CEO-Elect that vest over three years. The RSUs will vest in three substantially equal installments on August 15, 2024, 2025 and 2026.

(11)
Reflects the increase in the target amount under the annual incentive plan upon his promotion to President and Chief Operating Officer. Amount earned was paid in common stock on November 27, 2023, with the number of shares issued calculated by dividing the amount earned by the closing share price on that date.

(12)
Service-based RSUs that vest over three years. The RSUs will vest in three substantially equal installments on February 15, 2024, 2025 and 2026.

Outstanding Equity Awards at Fiscal Year-End
The following table shows the equity awards held by each named executive officer as of September 30, 2023. The equity awards in the table are restricted stock units granted in 2020 through 2023.
	Stock Awards
			Equity Incentive Plan Awards
	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
James Heppelmann Chairman and Chief Executive Officer	17,603(4)	$2,493,993	8,801(7)	$1,246,926
	27,861(5)	$3,947,346	8,801(8)	$1,246,926
	38,511(6)	$5,456,238	13,930(9)	$1,973,602
			20,896(10)	$2,960,545
			19,255(11)	$2,728,048
			19,255(12)	$2,728,048
			133,346(13)	$18,892,461
Neil Barua CEO-Elect	15,256(14)	$2,161,470
	22,885(15)	$3,242,347
	34,413(16)	$4,875,634

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	Stock Awards
			Equity Incentive Plan Awards
	Number ofShares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock ThatHave Not Vested ($)(2)	Number ofUnearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)
Kristian Talvitie Executive Vice President, Chief Financial Officer	5,721(4)	$810,551	2,860(7)	$405,205
	9,054(5)	$1,282,771	2,860(8)	$405,205
	15,404(6)	$2,182,439	4,527(9)	$641,385
			6,791(10)	$962,149
			7,702(11)	$1,091,219
			7,702(12)	$1,091,219
Michael DiTullio President and Chief Operating Officer	5,280(4)	$748,070	2,640(7)	$374,035
	7,661(5)	$1,085,410	2,640(8)	$374,035
	15,404(6)	$2,182,439	3,830(9)	$542,634
	2,860(17)	$405,205	5,746(10)	$814,093
	3,841(18)	$544,193	7,702(11)	$1,091,219
			7,702(12)	$1,091,219
Aaron von Staats Executive Vice President, General Counsel	3,124(4)	$442,608	1,562(7)	$221,304
	6,268(5)	$888,050	1,562(8)	$221,304
	9,627(6)	$1,363,953	3,134(9)	$444,025
			4,701(10)	$666,038
			4,813(11)	$681,906
			4,813(12)	$681,906

(1)
The unvested restricted stock unit (RSU) awards shown in this column are subject to service-based vesting.

(2)
The market value of unvested RSUs was calculated as of September 30, 2023 based on the closing price of a share of our common stock on the NASDAQ Global Select Market on September 29, 2023 of $141.68.

(3)
The unvested RSUs shown in this column are subject to performance-based vesting.

(4)
FY21 service-based RSUs that vested on November 15, 2023.

(5)
FY22 service-based RSUs that vest in two remaining equal installments on November 15, 2023 and 2024.

(6)
FY23 service-based RSUs that vest in three substantially equal installments on November 15, 2023, 2024 and 2025.

(7)
FY21 performance-based AFCF RSUs that vested on November 15, 2023.

(8)
FY21 performance-based rTSR RSUs that vested on November 15, 2023.

(9)
FY22 performance-based AFCF RSUs eligible to vest to the extent earned on each of November 15, 2023 and 2024.

(10)
FY22 performance-based rTSR RSUs eligible to vest on November 15, 2024 to the extent earned for the three-year relative TSR performance period October 1, 2021 — September 30, 2024.

(11)
FY23 performance-based ARR RSUs eligible to vest to the extent earned on each of November 15, 2023, 2024 and 2025.

(12)
FY23 performance-based rTSR RSUs eligible to vest on November 15, 2025 to the extent earned for the three-year relative TSR performance period October 1, 2022 — September 30, 2025.

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(13)
Performance-based RSUs that vested on November 15, 2023.

(14)
Service-based RSUs that vest on January 12, 2025.

(15)
Service-based RSUs that vest in three substantially equal installments on January 12, 2024, 2025 and 2026.

(16)
Service-based RSUs that vest in three substantially equal installments on August 15, 2024, 2025 and 2026.

(17)
Service-based retention RSUs that vest in two equal installments on May 15, 2024 and 2025.

(18)
Service-based promotion RSUs that vest in three substantially equal installments on February 15, 2024, 2025 and 2026.

Option Exercises and Stock Vested
The following table shows the value realized by executive officers upon vesting of RSUs during 2023. None of the named executive officers owned or exercised options in 2023.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
James Heppelmann Chairman of the Board and Chief Executive Officer	284,083	$37,501,797
Neil Barua CEO-Elect	22,653	$3,184,986
Kristian Talvitie Executive Vice President, Chief Financial Officer	47,894	$6,322,487
Michael DiTullio President and Chief Operating Officer	45,647	$6,018,157
Aaron von Staats Executive Vice President, General Counsel	27,118	$3,579,847
Grant Date	Grant Date Share Value ($)	Vest Date	Vest Date Share Value ($)	# of RSUs
				James Heppelmann	Neil Barua	Kristian Talvitie	Michael DiTullio	Aaron von Staats
11/21/19	75.08	11/15/22	132.01	71,549		21,268	19,438	13,803
05/18/20	68.97	05/15/23	130.78				4,833
05/18/20	68.97	11/15/22	132.01			4,358
09/24/20	80.28	11/15/22	132.01	144,014
11/17/20	99.13	11/15/22	132.01	44,210		14,367	13,261	7,846
11/17/21	119.64	11/15/22	132.01	24,310		7,901	6,685	5,469
05/31/22	116.53	5/15/23	130.78				1,430
01/03/23	119.65	2/15/23	133.39		4,325
01/03/23	119.65	6/30/23	142.30		18,328
Potential Payments Upon Termination or Change in Control
We have agreements with our executive officers that provide the benefits described below in connection with certain terminations or a change in control of PTC. We describe our reasons for providing these benefits in Compensation Discussion and Analysis — Severance and Change in Control Arrangements.

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To receive the payments and benefits described below, the executive must execute a release of claims against PTC. The executive also must continue to comply with the material terms of the agreement and the terms of the executive’s Proprietary Information Agreement with PTC, which remains in effect after the termination of the executive’s employment.
SUMMARY OF EXECUTIVE AGREEMENT TERMS REGARDING COMPENSATION
ON CHANGE-IN-CONTROL AND CERTAIN TERMINATIONS
Name	Compensation	Event or Circumstances of Termination or Event
		Termination without Cause or Voluntary Resignation in Specified Circumstances	Termination for Cause or Other Voluntary Resignation	Change in Control	Termination without Cause or Resignation for Good Reason within 2 Years Following a Change in Control	Disability or Death
James Heppelmann Chairman of the Board and Chief Executive Officer	Base Salary	2x	—	—	3x	—
	Target Bonus	2x(1)	—	—	3x	—
	Pro-Rated Target Bonus	—	—	1x Pro-Rated	—	—
	Accelerated Equity	100%(2)	—	—	100%	100%
	Benefits Continuation(3)	2 Years	—	—	2 Years	—
	Payment Term	2 Years	—	Upon Event	Upon Event	Upon Event
	Gross-Up Payment	—	—	—	—	—
Neil Barua CEO-Elect	Base Salary	2x	—	—	2x	—
	Target Bonus	2x	—	—	2x	—
	Pro-Rated Target Bonus	1x Pro-Rated	—	1x Pro-Rated	1x Pro Rated less Amount Paid on CIC	—
	Accelerated Equity	1 Year(4)	—	—	100%	100%
	Benefits Continuation(3)	18 Months	—	—	2 Years	—
	Payment Term	Upon Event	—	Upon Event	Upon Event	Upon Event
	Gross-Up Payment	—	—	—	—	—
	Compensation	Event or Circumstances of Termination or Event
Name		Termination without Cause	Termination for Cause or Voluntary Resignation	Change in Control	Termination without Cause or Resignation for Good Reason within 2 Years Following a Change in Control	Disability or Death
All Other Named Executive Officers	Base Salary	1x	—	—	1x	—
	Target Bonus	1x	—	—	1x	—
	Pro-Rated Target Bonus	—	—	1x Pro-Rated	—	—
	Accelerated Equity	1 Year(5)	—	—	100%	100%
	Benefits Continuation(3)	1 Year	—	—	1 Year	—
	Payment Term	Upon Event		Upon Event	Upon Event	Upon Event
	Gross-Up Payment	—	—	—	—	—

(1)
An aggregate amount equal to two times the average of the annual incentive bonus, if any, paid to the executive for the two fiscal years immediately preceding the fiscal year in which the termination occurs.

(2)
For any performance-based equity issued under our annual bonus plan, only a pro-rata portion of such equity based on the percentage of the fiscal year completed at the time of termination will accelerate and vest at the Target level.

(3)
Continued participation in PTC’s medical, dental, vision and basic life insurance benefit plans, or payment in lieu thereof if such participation is not permissible until the executive becomes eligible for such benefits under another employer’s plans. Mr. Barua was never eligible for continued participation in our basic life insurance plan. Effective as of November 16, 2023, only Mr. Heppelmann is entitled to continued participation in our basic life insurance plan.

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(4)
If such termination or resignation occurs before February 28, 2025, the portions of all equity awards held by him issued before July 24, 2023 that were scheduled to vest on or before February 28, 2025 will vest in full.

(5)
Effective as of November 16, 2023, for the officers other than Mr. DiTullio, the portion of all equity awards that would have vested in the year following the termination date will vest, and for Mr. DiTullio, all equity held by Mr. DiTullio will remain outstanding and continue to vest in accordance with its terms if his employment is terminated without cause.

POTENTIAL PAYMENTS ON TERMINATION OR CHANGE IN CONTROL HAD A TERMINATION
EVENT OR A CHANGE-IN-CONTROL OCCURRED ON SEPTEMBER 30, 2023
	Event or Circumstances of Termination
Name	Termination without Cause or Voluntary Resignation at the Request of the Board in Connection with CEO Succession	Termination for Cause or Voluntary Resignation	Change in Control	Termination without Cause or Resignation for Good Reason within 2 Years following a Change in Control	Disability or Death
James Heppelmann President & Chief Executive Officer
Base Salary	$1,700,000	—	—	$2,550,000	—
Target Bonus	$2,758,032	—	—	$3,825,000	—
Pro-Rated Target Bonus	—	—	$1,275,000	—	—
Accelerated Equity(1)	$43,674,135	—	—	$43,674,135	$43,674,135
Benefits Continuation	$123,146	—	—	$123,146	—
Total	$48,255,313	$0	$1,275,000	$50,172,281	$43,674,135
Neil Barua CEO-Elect
Base Salary	$1,600,000	—	—	$1,600,000	—
Target Bonus	$916,164	—	—	$916,164	—
Pro-Rated Target Bonus	$458,082	—	$458,082	—	—
Accelerated Equity(1)	$4,323,082	—	—	$10,279,451	$10,279,451
Benefits Continuation	$66,564	—	—	$79,877	—
Total	$7,363,892	$0	$458,082	$12,875,492	$10,279,451

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	Event or Circumstances of Termination
	Termination without Cause	Termination for Cause or Voluntary Resignation	Change in Control	Termination without Cause or Resignation for Good Reason within 2 Years following a Change in Control	Disability or Death
Kristian Talvitie Executive Vice President, Chief Financial Officer
Base Salary	$515,000	—	—	$515,000	—
Target Bonus	$515,000	—	—	$515,000	—
Pro-Rated Target Bonus	—	—	$515,000	—	—
Accelerated Equity	—	—	—	$8,872,143	$8,872,143
Benefits Continuation	$43,307	—	—	$43,307	—
Total	$1,073,307	$0	$515,000	$9,945,450	$8,872,143
Michael DiTullio President, Digital Thread Business
Base Salary	$550,000	—	—	$550,000	—
Target Bonus	$536,384	—	—	$536,384	—
Pro-Rated Target Bonus	—	—	$536,384	—	—
Accelerated Equity	—	—	—	$9,252,554	$9,252,554
Benefits Continuation	$56,796	—	—	$56,796	—
Total	$1,143,180	$0	$536,384	$10,395,734	$9,252,554
Aaron von Staats Executive Vice President, General Counsel
Base Salary	$430,000	—	—	$430,000	—
Target Bonus	$323,000	—	—	$323,000	—
Pro-Rated Target Bonus	—	—	$323,000	—	—
Accelerated Equity	—	—	—	$5,611,095	$5,611,095
Benefits Continuation	$46,230	—	—	$46,230	—
Total	$799,230	$0	$323,000	$6,410,325	$5,611,095

(1)
Equity is valued based on a closing stock price of $141.68 on September 29, 2023.

Pay Ratio Disclosure
In accordance with SEC rules, we have calculated the ratio between the 2023 compensation of our CEO and the median of 2023 compensation of all our employees excluding our CEO (the “Median Employee Compensation”).
Using reasonable estimates and assumptions permitted under the SEC rules, we gathered the total base salary, incentive compensation, and RSU grant date fair value for 2023 for all employees worldwide, other than our CEO, to identify the median employee. We then calculated the 2023 Median Employee Compensation to be $82,574 based on the methodology used for the Summary Compensation Table. Our CEO’s 2023 compensation, as disclosed in the Summary Compensation Table, was $15,617,171, resulting in a ratio of 189:1 between our CEO’s 2023 compensation and the 2023 Median Employee Compensation.
To put this ratio into context, we note that we have a worldwide employee population, with approximately 65% of our employees located outside the U.S. where the competitive amounts we pay differ by country and region. The competitive compensation rates we pay in those countries significantly impact the pay ratio.
We also note that the SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions

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and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have a different geographic distribution of employees, different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.
Pay versus Performance Disclosure
The following table has been prepared in accordance with the SEC’s pay versus performance (“PvP”) rules. The PvP rules create a definition of pay, referred to as Compensation Actually Paid (“CAP”), which is compared to certain performance measures as required by the SEC. In determining CAP for our principal executive officer (our “PEO”) and our named executive officers, we are required to make various adjustments to amounts reported in the Summary Compensation Table for this year and in previous years, as the SEC’s valuation methods for this section differ from those required for the Summary Compensation Table. The CAP data reflected in the table below may not reflect amounts actually realized or that will be realized by our named executive officers. A significant portion of the CAP amounts shown relates to changes in values of unvested awards over the course of the reporting year. These unvested awards remain subject to significant risk from forfeiture conditions and possible future changes in value based on changes in our stock price.
The Compensation & People Committee does not use CAP as the basis for making compensation decisions. Refer to Compensation Discussion and Analysis above to understand how the Committee makes compensation decisions.
Year	Summary Compensation Total for the PEO)(1) ($)	Compensation Actually Paid to the PEO(1) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(2) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based on:		Net Income(4) ($) (in Millions)	Free Cash Flow(5) ($) (in Millions)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return(3) ($)
2023	$15,617,171	$32,849,065	$7,935,291	$9,964,001	$171.28	$145.51	$245.5	$587.0
2022	$12,887,115	$10,443,199	$3,899,861	$4,250,523	$126.45	$103.12	$313.1	$415.8
2021	$13,048,375	$43,610,760	$4,349,703	$6,216,716	$144.81	$128.90	$476.9	$344.1

(1)
Mr. Heppelmann was the PEO for all three years in the table. Amounts deducted from the Summary Compensation Table (“SCT”) total to calculate Compensation Actually Paid (“CAP”) to the PEO for the years 2023, 2022 and 2021, respectively, include ($13,036,021), ($10,350,834), and ($11,127,621) for the grant date fair value of stock awards. Amounts added to (or subtracted from) the SCT for the years 2023, 2022 and 2021, respectively also include: $13,133,317, $10,347,649 and $14,917,434 for the fair value of stock awards that were granted in the year and remain outstanding at the end of the year; $9,348,375, ($2,517,223) and $25,326,040 for the change in fair value of stock awards that were granted in prior years and still outstanding at the end of each respective year; and $7,786,223, $76,493 and $1,446,533 for the change in fair value of stock awards that were granted in prior years and vested during each respective year.

(2)
For 2023, Neil Barua, Kristian Talvitie, Michael DiTullio, and Aaron von Staats were the Non-PEO NEOs. For 2022, Kristian Talvitie, Michael DiTullio, Catherine Kniker, Aaron von Staats, and Troy Richardson were the Non-PEO NEOs. For 2021, Kristian Talvitie, Michael DiTullio, Aaron von Staats, Troy Richardson, and Kathleen Mitford were the Non-PEO NEOs. Amounts deducted from the Average SCT total to calculate Average CAP to the Non-PEO NEOs for the years 2023, 2022 and 2021, respectively, include ($6,724,363), ($2,803,755), and ($3,486,115) for the average grant date fair value of stock awards. Amounts added to (or subtracted from) the Average SCT for the years 2023, 2022 and 2021, respectively also include: $6,153,271, $2,935,187 and $3,921,434 for the average fair value of stock awards that were granted in the year and remain outstanding at the end of the year; $936,590, $228,247 and $1,478,895 for the average change in fair value of stock awards that were granted in prior years and still outstanding at the end of each respective year; $862,031, ($9,017) and $359,468 for the average change in fair value of stock awards that were granted in prior years and vested during each respective year; in 2023, $796,247 for the average fair value of stock awards that were granted in and vested during 2023 (related to Neil Barua’s replacement of unvested equity in ServiceMax, Inc. upon our acquisition of ServiceMax in January 2023); and in 2021, ($406,668) for the average fair value of stock awards that were granted in prior years and failed to meet the applicable vesting conditions in 2021 (related to the cancellation of Kathleen Mitford’s outstanding and unvested stock awards upon her resignation from PTC in May 2021).

(3)
The peer group used for the Peer Group Total Shareholder Return was the S&P 500 Information Technology Index.

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(4)
As reported in our Consolidated Statements of Operations for the applicable fiscal reporting year, as provided under Part II Item 8 of our Annual Report on Form 10-K.

(5)
We have identified free cash flow as the Company-selected measure to be included in this table, as it represents the most important financial performance measure, not otherwise required to be disclosed in the table, used to link CAP to our executive officers to our performance. See Appendix A for the definition of free cash flow, a non-GAAP financial measure, and its reconciliation to the most directly comparable GAAP measure.

Relationship between Compensation Actually Paid Disclosed in the Pay Versus Performance Table and Other Table Elements
As between the compensation of our PEO and the Non-PEO NEOs shown in the Summary Compensation Table and Compensation Actually Paid (CAP) calculated and reflected in the Pay versus Performance Table, the equity awards in the Summary Compensation Table reflect the grant date fair value of the equity awards for that year, while the CAPs reflect adjustments to the fair value of unvested and vested equity awards during the years shown in the Pay Versus Performance Table. Accordingly, neither the Summary Compensation Table nor the Pay versus Performance Table reflect the actual amounts that will be received by our PEO and non-PEO NEOs upon vesting of those awards.
For all years, PEO and non-PEO NEO CAP directionally aligned with our cumulative total shareholder return, with the increases and decreases in our stock price increasing or decreasing total shareholder return and having the same effect on outstanding RSUs and, therefore, CAP. PEO and non-PEO NEO CAP in those years also aligned due to changes in achievement assumptions and actual achievement under outstanding RSUs from that at the grant date. Free cash flow was an element of our PEO’s and non-PEO NEOs’ performance-based compensation for all years, with adjusted free cash flow being the performance measure under the 2021 and 2022 performance-based RSUs and a measure under our PEO’s 2020 retention performance-based equity, and free cash flow being the performance measure under the 2023 annual corporate incentive plan. As free cash flow increased in 2022 over 2021 and further increased in 2023 over 2022, estimated and actual achievement under those outstanding performance-based RSUs increased, thus increasing the PEO’s and non-PEO NEOs’ CAP in those periods, along with share price increases. Net income declined over the period notwithstanding increases in revenue in 2022 over 2021 and in 2023 over 2022. As none of the outstanding performance based RSUs were tied to net income, net income did not significantly affect the CAP of our PEO or non-PEO NEOs in any period.
Performance Measures
We consider the list below to be our most important metrics that link compensation paid to our PEO and other Named Executive Officers to our performance, as they are the key metrics that determine the payouts under our annual Corporate Incentive Plan and Performance-Based RSUs.
Free Cash Flow
Adjusted Free Cash Flow
Annual Run Rate (ARR)
Relative TSR

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AUDITOR MATTERS
PROPOSAL 3
Advisory Vote to Confirm the Selection of PricewaterhouseCoopers LLP as Our Independent Registered Public Accounting Firm for 2024

We are asking shareholders to confirm the Audit Committee’s selection of PricewaterhouseCoopers LLP, a registered public accounting firm, as PTC’s independent registered public accounting firm for the fiscal year ending September 30, 2024.

Although shareholder confirmation of the selection of PricewaterhouseCoopers LLP is not required by law or our by-laws, and this vote is only advisory, the Board believes that it is advisable to give shareholders an opportunity to provide guidance on this selection. If this confirmation is not received, the Board will request that the Audit Committee review and reconsider its selection of PricewaterhouseCoopers LLP.

The Board of Directors recommends that you vote FOR the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024.
Engagement of Independent Auditor and Approval of Professional Services and Fees
The Audit Committee is responsible for the selection of independent auditor each year and has selected PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the current year. PwC has served in this role since 1992. Representatives of PwC attended all meetings of the Audit Committee in 2023.
Independence of PricewaterhouseCoopers LLP
In order to ensure continued auditor independence, the Audit Committee periodically considers whether there should be a rotation of our independent auditor. The Audit Committee concluded that many factors contribute to the continued support of PwC’s independence, including:
•
Oversight by the Public Company Accounting Oversight Board (PCAOB) through the establishment of audit, quality, ethics, and independence standards in addition to conducting audit inspections;

•
PCAOB requirements for audit partner rotation; and

•
Limitations imposed by regulation and by the Audit Committee on non-audit services provided by PwC.

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Under the auditor independence rules, PwC reviews its independence each year and delivers to the Audit Committee a letter addressing matters prescribed under those rules.
As part of ensuring audit quality, PwC lead audit partners and quality review partners are required to rotate off engagements every five years and other audit partners every seven years. The Audit Committee regards this required partner rotation as striking an appropriate balance between bringing “fresh eyes” to the audit and maintaining a deep understanding of our operations, in part, through continuity of other audit team members. The Audit Committee regards having an independent auditor with a thorough understanding of our operations and the complex accounting rules applicable to our operations as an important benefit of retaining PwC as the independent auditor. As an additional measure to ensure audit quality, PwC practice leaders use systems and processes to manage current and successor PwC audit partners’ portfolios, including understanding their skills and capacity to maintain audit quality.
Policy on Independent Auditor Audit and Non-Audit Services
The Audit Committee is responsible for approving all services to be provided by the independent auditor. Accordingly, the Audit Committee has adopted a policy for the engagement of the independent auditor that is intended to maintain the independent auditor’s independence from PTC. In adopting the policy, the Audit Committee considered the various services that the independent auditor has historically performed or may be asked to perform in the future. The Audit Committee has established, and monitors, limits on the amount of audit and non-audit services that we may obtain from PwC.
The policy:
•
Approves the performance by the independent auditor of certain types of services (principally audit-related and tax), subject to restrictions in some cases, based on the Audit Committee’s determination that engaging the auditor for such services would not be likely to impair the independent auditor’s independence from PTC.

•
Requires that management obtain the specific prior approval of the Audit Committee for each engagement of the independent auditor to perform other types of permitted services.

•
Prohibits the performance by the independent auditor of certain types of services due to the likelihood that its independence would be impaired.

•
Sets an aggregate expenditure limitation on fees for approved services and provides for fee caps on certain categories of approved services that may not be exceeded without the prior approval of the Audit Committee.

Any approval required under the policy must be given by the Audit Committee, by the Chairman of the Audit Committee in office at the time, or by any other Audit Committee member to whom the Audit Committee has delegated that authority. The Audit Committee does not delegate its responsibilities to approve services performed by the independent auditor to any member of management.
The standard applied by the Audit Committee in determining whether to grant approval of any engagement of the independent auditor is whether the services to be performed, the compensation to be paid therefor and other related factors are consistent with the independent auditor’s independence under guidelines of the Securities and Exchange Commission, the Public Company Accounting Oversight Board, and applicable professional standards.
The Audit Committee considers:
•
Whether the work product is likely to be subject to, or implicated in, audit procedures during the audit of PTC’s financial statements;

•
Whether the independent auditor would be functioning in the role of management or in an advocacy role;

•
Whether performance of the service by the independent auditor would enhance PTC’s ability to manage or control risk or improve audit quality;

•
Whether performance of the service by the independent auditor would increase efficiency because of the auditor’s familiarity with PTC’s business, personnel, culture, systems, risk profile and other factors; and

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•
Whether the amount of fees involved, or the proportion of the total fees payable for tax and other non-audit services, would tend to reduce the independent auditor’s ability to exercise independent judgment in performing the audit.

PricewaterhouseCoopers LLP Services and Fees
The table below shows the fees we paid for professional services rendered by PricewaterhouseCoopers LLP for 2023 and 2022. All the fees disclosed below were pre-approved by the Audit Committee in accordance with our policy on Independent Auditor Audit and Non-Audit Services.
Type of Professional Service	2023 ($)	2022 ($)
Audit	3,394,719	2,842,754
Audit-Related	28,800	53,258
Tax(1)	2,878,132	2,154,417
All Other(2)	900	900
Total	6,302,551	5,051,329

(1)
Fees for tax compliance and tax planning and tax advice services, as follows:

Type of Tax Service	2023 ($)	2022 ($)
Tax Preparation and Related Compliance Services (preparation of tax returns, claims for refunds, and tax payment planning services)	978,132	754,417
Other Tax Services (tax planning and advice services and assistance with tax auditors)	1,900,000	1,400,000
Total	2,878,132	2,154,417

(2)
Fees for accounting research and compliance software.

Attendance at the Annual Meeting
Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will also be available to respond to appropriate questions from shareholders.

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Report of the Audit Committee
The Audit Committee:
•
Reviewed and discussed the audited financial statements for FY2023 with management and with PricewaterhouseCoopers LLP;

•
Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the U.S. Securities and Exchange Commission and the Public Company Accounting Oversight Board;

•
Discussed with PricewaterhouseCoopers LLP its independence from PTC and its management, including the matters in the letter and written disclosures received from PricewaterhouseCoopers LLP as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence; and

•
Considered whether the independent auditor’s provision of the non-audit related services to PTC that are described above is compatible with maintaining independence.

Based on the Audit Committee’s review and discussions with management and PricewaterhouseCoopers LLP and the Audit Committee’s review of the independent auditor’s report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in PTC’s Annual Report on Form 10-K for the year ended September 30, 2023 filed with the Securities and Exchange Commission.
AUDIT COMMITTEE

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INFORMATION ABOUT PTC COMMON STOCK OWNERSHIP
Stockholders Who Own at Least 5% of PTC
The following table shows all persons we believe to be beneficial owners of more than 5% of PTC common stock as of November 30, 2023. “Beneficial owners” of PTC common stock are those who have the power to vote or to sell that stock. Our information is based on reports filed with the Securities and Exchange Commission (SEC) by the firms listed in the table below. If you wish, you may obtain these reports from the SEC.
Stockholder	Number of Shares Beneficially Owned(1) (#)	Percentage of Common Stock Outstanding(2)
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	12,246,328(3)	10.25%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	8,972,641(4)	7.51%

(1)
Shares beneficially owned based on information available to us and applicable regulations. This does not constitute an admission by any shareholder that such shareholder beneficially owns the shares listed.

(2)
For purposes of determining the percentage of common stock outstanding, the number of shares deemed outstanding consists of the 119,436,935 shares outstanding as of November 30, 2023.

(3)
As reported on Schedule 13G filed February 9, 2023, The Vanguard Group is an investment adviser that has shared voting power over 159,797 of such shares, sole dispositive power over 11,800,171 of such shares and shared dispositive power over 446,157 of such shares.

(4)
As reported on Schedule 13G filed February 3, 2023, BlackRock, Inc. is a parent holding company that has beneficial ownership of the shares reported through its subsidiaries. BlackRock has sole voting power over 8,146,094 of such shares and sole dispositive power over all 8,972,641 shares.

Stock Owned by Directors and Officers
The following table shows the PTC common stock beneficially owned by PTC’s current directors and named executive officers, as well as all current directors and executive officers as a group, as of November 30, 2023.

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Director or Officer Name	Number of Shares Beneficially Owned(1) (#)	Percentage of Common Stock Outstanding(2)
Mark Benjamin	6,399	*
Janice Chaffin	54,236	*
Amar Hanspal	3,776	*
Michael Katz	1,530	*
Paul Lacy(3)	58,636	*
Corinna Lathan	7,703	*
Janesh Moorjani(4)	—	—
Robert Schechter	67,334	*
James Heppelmann	1,003,357	*
Neil Barua(5)	22,080	*
Kristian Talvitie	69,368	*
Michael DiTullio	64,742	*
Catherine Kniker	15,194	*
Aaron von Staats	26,421	*
All directors, nominees for director, and current executive officers as a group (14 persons)	1,400,776	1.17%

*
Less than 1%.

(1)
Shares beneficially owned based on information available to us and applicable regulations. This does not constitute an admission by any shareholder that such shareholder beneficially owns the shares listed. Unless otherwise indicated, each shareholder has sole voting and investment power over the shares listed.

(2)
For purposes of determining the percentage of common stock outstanding held by any person, the number of shares deemed outstanding consists of the 119,436,935 shares outstanding as of November 30, 2023, and any shares that will be issued upon vesting of RSUs on or before January 29, 2024.

(3)
Includes 42,000 shares held indirectly in a trust.

(4)
Mr. Moorjani joined the Board on June 7, 2023 and was granted 4,037 RSUs that will first vest in part on February 14, 2024.

(5)
Includes 7,629 shares under RSUs that vest on January 12, 2024.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors and other persons who beneficially own more than 10% of a registered class of our equity securities file with the SEC reports of ownership and reports of changes in ownership of shares and other equity securities. Such executive officers and directors and other persons who beneficially own more than 10% of a registered class of our equity securities are required by the SEC to furnish us with copies of all such ownership reports filed by such reporting persons.
Based solely on our review of such reports furnished to us or written representations provided to us by the reporting persons, we believe that all applicable ownership reporting requirements were complied with in the year ended September 30, 2023, except that one Form 4, covering a sale made on February 15, 2023 was filed late on behalf of Dr. Lathan due to an internal clerical error.

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TRANSACTIONS WITH RELATED PERSONS
Review of Transactions with Related Persons
We have a written policy regarding the review, approval, and ratification of transactions involving related persons. Related persons include our directors, executive officers, and persons or entities that beneficially own more than 5% of our outstanding common stock and their respective immediate family members as defined in applicable SEC regulations.
Our Audit Committee is responsible for reviewing and approving or ratifying any related party transaction exceeding a specified threshold (unless such transaction involves the compensation of an executive officer whose compensation is reviewed and approved by the Compensation Committee). In reviewing such transactions, the Audit Committee considers whether:
•
The transaction has an appropriate business purpose;

•
It is necessary or desirable for PTC to enter into the transaction at that time;

•
The amount of consideration to be paid or received by PTC is appropriate; and

•
Entering into the transaction with the related person rather than an independent third party is desirable.

All related person transactions described below were reviewed and approved by the Audit Committee or the Compensation Committee in accordance with such policy.
Transactions with Related Persons
Howard Heppelmann, our Divisional Vice President, IoT, is the brother of James Heppelmann, our Chief Executive Officer. Howard Heppelmann is not an executive officer of PTC. For 2023, he earned a salary of $315,000, an incentive bonus of $170,000, and was granted $299,907 worth of service-based RSUs that vest in three equal annual installments. The amounts paid were commensurate with those of his peers.

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INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
General Information
2024 ANNUAL MEETING OF PTC STOCKHOLDERS
WHEN	WHERE	RECORD DATE
Wednesday, February 14, 2024 10:00 a.m. Boston Time	PTC Inc. 121 Seaport Boulevard Boston, MA 02210	All stockholders as of the record date, December 8, 2023, have the right to attend and vote at the Annual Stockholders’ Meeting.
HOW TO VOTE
ONLINE	BY MAIL	SCAN	BY PHONE	IN PERSON
at www.proxyvote.com	if you received a printed version of these proxy materials	the QR code on your proxy card or notice using your mobile device	touch-tone if you received a printed version of these proxy materials	attend the annual meeting and cast your ballot
Whether you plan to attend the Annual Meeting or not, we encourage you to vote promptly. Voting before the Annual Meeting will not affect your right to attend the Annual Meeting.
Proposals to Be Voted on at the Meeting and Voting Standard
Proposal		Board Recommendation	Vote Required(1)	Broker Discretionary Voting Allowed
1	Elect nine directors to serve until the 2025 Annual Meeting of Stockholders	FOR all director nominees	Plurality(2)	No
2	Advisory vote to approve the compensation of our named executive officers (Say-on-Pay)	FOR	Majority Votes Cast	No
3	Advisory vote to confirm the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2024	FOR	Majority Votes Cast	Yes

(1)
Plurality means that the nominees for director receiving the greatest number of votes will be elected. Majority means that a proposal that receives an affirmative majority of the votes cast will be approved. Broker Discretionary Voting occurs when a broker does not receive voting instructions from the beneficial owner and votes those shares in its discretion on any proposal on which it is permitted to vote.

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(2)
PTC has a majority voting policy under which a director who receives more “Withhold” votes than “For” votes is required to tender his or her resignation and the Corporate Governance Committee is required to evaluate the proposed resignation and announce its decision with respect to such resignation.

Effect of Abstentions and Broker Non-Votes
If you abstain from voting on any of the proposals, or if your broker or bank does not vote on any proposal because it has not received instructions from you and is not permitted to vote in its discretion (a broker non-vote), it will not count as a vote for or against any proposal.
Voting by Proxy
When you vote, you are giving your “proxy” to the individuals we have designated to vote your shares at the meeting as you direct. If you do not make specific choices, they will vote your shares in accordance with the Board’s recommendations as set forth above. If any matter not listed in the Notice of Meeting is properly presented at the Annual Meeting, they will vote your shares in accordance with their best judgment. As of the date hereof, we knew of no matters that needed to be acted on at the meeting other than as discussed in this proxy statement.
If you wish to vote at the Annual Meeting despite having voted previously, you may do so by following the procedure described below under Revoking Your Proxy.
Revoking Your Proxy
You may change your vote after you have voted and up to the time of voting at the Annual Meeting of Stockholders as described below.
BENEFICIAL OWNERS	REGISTERED STOCKHOLDERS

If you hold your shares in “street name” (that is, through a brokerage account), you must follow the procedures required by the brokerage firm or other firm through which you hold your shares to revoke your proxy. You should contact that firm directly for more information on those procedures.

If you are a registered holder (that is, you hold your shares directly and not through a brokerage account), you may revoke your proxy by following any of these procedures:
•
Vote again using the same method you used to vote your shares (which will supersede your earlier vote);

•
Send a letter revoking your proxy to PTC’s Secretary at the address indicated under “Stockholder Proposals and Nominations”; or

•
Attend the Annual Meeting, notify us in writing that you are revoking your proxy and vote in person.

Attendance at the Annual Meeting
As a shareholder of PTC, you may attend the Annual Meeting in person. If you wish to attend the Annual Meeting, you must provide a government issued document that identifies you (such as a driver’s license or passport) and, if you are not a registered holder but hold your shares in “street name” through a brokerage account, appropriate evidence that indicates you held PTC stock on the record date. If you plan to vote at the Annual Meeting and hold your shares in “street name,” you will need to obtain a legal proxy from the brokerage firm to enable you to vote at the Annual Meeting.

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Confidentiality of Voting and Tabulation of the Votes
We keep all the proxies, ballots and voting tabulations confidential. Broadridge Financial Solutions, Inc. acts as tabulator and will forward to management any written comments that you make on the proxy card without providing your name.
Announcement of Voting Results
We will provide the voting results in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days after the Annual Meeting.
Costs of Soliciting Proxies
PTC will pay all the costs of soliciting proxies. In addition to mailing the notices and providing these proxy materials, our directors and employees may solicit proxies by telephone or other electronic means of communication, or in person. We will reimburse banks, brokers, nominees, and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.
Questions
If you have any questions about the Annual Meeting, please contact PTC Investor Relations.
If you have any questions about your ownership of PTC common stock, you should contact your broker. If you hold your shares in registered form rather than through a broker, you may contact our transfer agent:
Equiniti Trust Company
6201 15th Avenue
Brooklyn, NY 11219

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Stockholder Proposals and Nominations
How to Submit a Proposal
We plan to hold the 2025 Annual Meeting of Stockholders on February 12, 2025.
If you wish to nominate a person for election as a director or make another proposal for consideration at the 2025 Annual Meeting, you must give written notice to us between September 5, 2024, and October 5, 2024 and include the information required by our By-Laws. The information required by our By-Laws with respect to director nominations is described below. Securities Exchange Act Rule 14a-19(b) requires additional information be included in director nomination notices, including a statement that the shareholder intends to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors. If any change occurs with respect to such shareholder’s intent to solicit the holders of shares representing at least 67% of such voting power, such shareholder must notify PTC promptly.
In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, some proposals may be included in our proxy statement and proxy card. If you desire that such a proposal be included in our proxy statement and proxy card, you must give written notice to us no later than September 5, 2024.
Your written proposal must be sent to:
In order to limit controversy as to the date on which PTC receives a proposal, you should submit your proposal by Certified Mail-Return Receipt Requested.
Information to be Provided in Connection with Director Nominations under Our By-Laws
If you wish to recommend a person for election as a director, your proposal should include the information described below and a brief statement describing the reasons you believe the person would be an effective director for PTC. Candidates recommended by shareholders are reviewed in the same manner and using the same general criteria as candidates recommended by the Corporate Governance Committee and/or the Board.
Information about the Director Nominee
If you wish to nominate a person for election as a director, in addition to the timing and procedural requirements of our By-Laws, you must provide the following information about the director nominee:
•
The name, age, and business and residence addresses of the person,

•
The principal occupation or employment of the person for the past five years, as well as information about any other board of directors and board committee on which the person has served during that period,

•
The number of shares of PTC stock, if any, beneficially owned by the person,

•
Whether or not the person is currently “independent” from PTC under the independence standards of the NASDAQ Stock Market and all facts that currently prevent the person from being independent under such standards, if applicable, and

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•
Any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

Information about the Nominating Stockholder
If you wish to nominate a person for election as a director, you must provide the following information about yourself:
•
Your name and record address and the name and address of the beneficial owner of our shares, if any, on whose behalf the proposal is made,

•
A description of all familial, compensatory, financial and/or other relationships, arrangements, and transactions, existing at any time within the preceding three years or currently proposed, between the director nominee and you or the beneficial owner of our shares on whose behalf the proposal is made, if any, or any of your or their respective affiliates and associates, and

•
The details of all the following that are held and/or beneficially owned, directly or indirectly, including through any entity, by you and by such beneficial owner, if any:

The number of shares of PTC stock,

Any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to PTC stock or with a value derived in whole or in part from the value of PTC stock, whether or not such instrument or right is subject to settlement in PTC stock or otherwise (a “derivative instrument”) and any other direct or indirect opportunity of any such person to profit or share in any profit derived from any increase or decrease in the value of PTC stock,

Any proxy, contract, arrangement, understanding, or relationship pursuant to which you or such other beneficial owner, if any, has a right to vote any shares of PTC stock,

Any short interest in PTC stock (that is, if you directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, could profit or share in any profit derived from any decrease in the value of PTC stock),

Any rights to dividends on PTC stock that are separated or separable from PTC stock, and

Any performance-related fees (other than an asset-based fee) that you or such beneficial owner, if any, is entitled to, based on any increase or decrease in the value of PTC stock or derivative instruments, if any, as of the date of your notice, including without limitation any such interest held by members of your immediate family sharing the same household.

The Corporate Governance Committee may require any proposed nominee to furnish such other information as it may reasonably require to determine the proposed nominee’s eligibility, or lack thereof, to serve as a director of PTC.
Help Us Reduce Our Environmental Impact
Eliminate Duplicate Materials Sent to Stockholders Sharing the Same Surname and Address
Stockholders holding their shares in a brokerage account or bank account that share the same surname and address generally receive only one copy of the notice or materials. This practice conserves natural resources and reduces duplicate mailings and associated printing and postage costs. If you would like to receive a separate copy of the notice, our annual report and/or proxy statement, as applicable, or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your notice or proxy card. We will deliver such additional copies promptly upon receipt of such request. Stockholders receiving multiple copies at the same address may request that they receive only one. To do so, please submit your request to the address or phone number that appears on your notice or proxy card.

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Elect Electronic Delivery of Proxy Materials
We began providing proxy materials electronically to our shareholders in connection with our 2008 Annual Meeting of Stockholders and provide printed proxy materials only to shareholders that request them. This has reduced the number of proxy statements and Annual Reports that are printed each year from 43,000 copies of each document in 2007 to fewer than 2,000 copies of each document each year.
If you currently receive printed copies of our proxy materials and you would like to reduce the environmental impact associated with printing and mailing future proxy materials to you, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the Internet voting instructions on your notice or proxy card and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
Our Annual Report on Form 10-K
A copy of our 2023 Annual Report, which includes our Annual Report on Form 10-K for the year ended September 30, 2023, was made available with this proxy statement. You may obtain another copy of our Annual Report on Form 10-K free of charge on our website at www.ptc.com or by contacting PTC Investor Relations at:
Investor Relations PTC Inc. 121 Seaport Boulevard Boston, Massachusetts 02210	(781) 370-5000	Investor@ptc.com
By Order of the Board of Directors, AARON C. VON STAATS Secretary January 3, 2024
IMPORTANT NOTICE OF THE INTERNET AVAILABILITY OF PROXY MATERIALS
The Proxy Statement and our 2023 Annual Report are available to stockholders at proxyvote.com. We made this proxy statement available to stockholders beginning on January 3, 2024.

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APPENDIX A — OPERATING AND NON-GAAP FINANCIAL MEASURES
Operating Measure
ARR (ANNUAL RUN RATE)
ARR represents the annualized value of our portfolio of active subscription software, cloud, SaaS, and support contracts as of the end of the reporting period. We calculate ARR as follows:
•
We consider a contract to be active when the product or service contractual term commences (the “start date”) until the right to use the product or service ends (the “expiration date”). Even if the contract with the customer is executed before the start date, the contract will not count toward ARR until the customer right to receive the benefit of the products or services has commenced.

•
For contracts that include annual values that increase over time, which we refer to as ramp contracts, we include in ARR only the annualized value of components of the contract that are considered active as of the date of the ARR calculation. We do not include any future committed increases in the contract value as of the date of the ARR calculation.

•
As ARR includes only contracts that are active at the end of the reporting period, ARR does not reflect assumptions or estimates regarding future customer renewals or non-renewals.

•
Active contracts are annualized by dividing the total active contract value by the contract duration in days (expiration date minus start date), then multiplying that by 365 days (or 366 days for leap years).

We believe ARR is a valuable operating measure to assess the health of a subscription business because it is aligned with the amount that we invoice the customer on an annual basis. We generally invoice customers annually for the current year of the contract. A customer with a one-year contract will typically be invoiced for the total value of the contract at the beginning of the contractual term, while a customer with a multi-year contract will be invoiced for each annual period at the beginning of each year of the contract.
ARR increases by the annualized value of active contracts that commence in a reporting period and decreases by the annualized value of contracts that expire in the reporting period.
As ARR is not annualized recurring revenue, it is not calculated based on recognized or unearned revenue and is not affected by variability in the timing of revenue under ASC 606, particularly for on-premises license subscriptions where a substantial portion of the total value of the contract is recognized at a point in time upon the later of when the software is made available, or the subscription term commences.
ARR should be viewed independently of recognized and unearned revenue and is not intended to be combined with, or to replace, either of those items. Investors should consider our ARR operating measure only in conjunction with our GAAP financial results.

Non-GAAP Financial Measures
FREE CASH FLOW	Free cash flow is cash flow from operations net of capital expenditures. Free cash flow is not a measure of cash available for discretionary expenditures.
CONSTANT CURRENCY	ARR and cash flow presented on a constant currency basis use the foreign exchange rates in effect on September 30, 2022.

2024 PROXY STATEMENT	A-1

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Performance Measures Used under Our Executives’ Performance-Based Compensation
We use ARR and adjusted free cash flow as performance measures because these measures exclude items that are not, in our view, indicative of our core operating results or that are not easily predictable for future periods.
ARR	ARR used for executive compensation is constant currency ARR using exchange rates of September 30, 2022 and excludes ARR acquired from the ServiceMax acquisition completed during the year.
ADJUSTED FREE CASH FLOW
Adjusted free cash flow is cash provided by operations net of capital expenditures, and application of a restructuring adjustment, foreign exchange rate adjustment, and a tax addback adjustment to eliminate the effect of restructuring payments, foreign exchange rates, and certain tax payments of the course of the year. Adjusted free cash flow is not a measure of cash available for discretionary expenditures.

Calculations and Reconciliations
The following tables show our calculation of Adjusted ARR and reconcile non-GAAP financial measures to the most comparable GAAP financial measure.
	FY22 ($)	FY23 ($)
ARR as reported	1,572	1,979
Foreign exchange rate adjustment	—	(39)
ARR at constant currency	1,572	1,940
Exclusion of acquired ServiceMax ARR	—	(170)
ARR for FY23 PSUs and CEO PSUs	1,572	1,770
Growth (%)
ARR growth as reported	26%
Foreign exchange rate growth adjustment	(2)%
ARR growth at constant currency	24%
Exclusion of effect of acquired ServiceMax ARR on growth	(11)%
ARR growth for FY23 PSUs and CEO PSUs	13%
	FY22 ($)	FY23 ($)
Cash from operations	435	611
Capital expenditures	(19)	(24)
Free cash flow for FY23 CIP	416	587
Impact of restructuring payments	41	1
Foreign exchange rate adjustment	(33)	(32)
Non-ordinary course tax addback	—	10
Adjusted free cash flow for FY22 PSUs, FY21 PSUs, and CEO PSUs	424	566
Growth (%)
Growth contribution from free cash flow for FY23 CIP	40%
Restructuring payments growth adjustment	(9)%
Foreign exchange rate growth adjustment	0%
Non-ordinary course tax addback growth adjustment	2%
Adjusted free cash growth for FY22 PSUs, FY21 PSUs, and CEO PSUs	34%

A-2	2024 PROXY STATEMENT

DIGITAL TRANSFORMS PHYSICAL

PROXY STATEMENT 2024

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V27071-P99315 KEEP THIS PORTION FOR YOUR RECORDS

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PTC INC.

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Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYYes NoV27071-P9931501) Neil Barua02) Mark Benjamin03) Janice Chaffin04) Amar Hanspal05) Michal Katz1. Elect nine directors to serve until the 2025 AnnualMeeting of Stockholders.Nominees:06) Paul Lacy07) Corinna Lathan08) Janesh Moorjani09) Robert Schechter2. Advisory vote to approve the compensation of our named executive officers (say-on-pay).3. Advisory vote to confirm the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current fiscal year.Please indicate if you plan to attend this meeting.Vote on ProposalsThe Board of Directors recommends you vote FOR the following proposals:Vote on DirectorsForAllWithholdAllFor AllExcept! !Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.PTC INC. To withhold authority to vote for any individualnominee(s), mark "For All Except" and write theThe Board of Directors recommends you vote FOR ALL number(s) of the nominee(s) on the line below.nominees:PTC INC.121 SEAPORT BOULEVARDBOSTON, MA 02210! ! !! ! !! ! !For Against AbstainVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic deliveryof information up until 11:59 p.m. Eastern Time the day before the cut-off dateor meeting date. Follow the instructions to obtain your records and to create anelectronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxymaterials, you can consent to receiving all future proxy statements, proxycards and annual reports electronically via e-mail or the Internet. To sign upfor electronic delivery, please follow the instructions above to vote using theInternet and, when prompted, indicate that you agree to receive or access proxymaterials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Haveyour proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paidenvelope we have provided or return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V27072-P99315THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSPTC INC.PROXY FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERSTO BE HELD ON FEBRUARY 14, 2024.The undersigned, revoking all prior proxies, hereby appoints Aaron von Staats and Catherine Gorecki, or either of them acting singly,as proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated onthe reverse side of the ballot, all of the shares of common stock of PTC Inc. ("PTC") that the undersigned is entitled, if personallypresent, to vote at the 2024 Annual Meeting of Stockholders to be held at 10:00 a.m., local time, on Wednesday, February 14, 2024at PTC Inc., 121 Seaport Boulevard, Boston, MA 02210, and any adjournment or postponement thereof.You may vote at the Annual Meeting if you were a PTC stockholder at the close of business on December 8, 2023. Your attendance at theAnnual Meeting will not be deemed to revoke this proxy unless you revoke this proxy in writing and vote in person at the Annual Meeting.Along with this proxy, we are sending you Notice of the Annual Meeting and the related Proxy Statement, as well as our Annual Report toStockholders, including our Annual Report on Form 10-K with our financial statements, for the year ended September 30, 2023.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF THESIGNED PROXY IS RETURNED BUT NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTIONOF THE NOMINEES FOR THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE AND FOR PROPOSALS 2 AND 3.THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORETHE ANNUAL MEETING.CONTINUED AND TO BE SIGNED ON REVERSE SIDEPLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.